UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices) (Zip Code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report 11/30/2015

OppenheimerFunds®

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# Oppenheimer SteelPath MLP Select 40 Fund

Fund Performance Discussion	3
Top Holdings and Allocations	8
Share Class Performance	9
Fund Expenses	11
Statement of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Board Approval of the Fund’s Investment Advisory Agreement	44
Distribution Sources	47
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	48
Trustees and Officers	49
Privacy Policy Notice	57

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-20.49%	-25.09%	2.75%	-34.03%
5-Year	3.48%	2.25%	14.40%	2.56%
Since Inception (3/31/10)	5.25%	4.15%	13.06%	6.11%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -20.49% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (“AMZ” or the “Index”), returned -34.03%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 2.75%.

Over the twelve-month reporting period, the MLP sector underperformed the broader markets coincident with a sharp pullback in the prices of crude oil and natural gas. This commodity price decline has led to substantially lower drilling activity and a reduced rate of expected production growth for natural gas and modest declines in the rate of onshore crude oil production. Energy equity market weakness was acute over the reporting period, with non-midstream industries particularly weak early in the period, but midstream entities appeared to take the baton to trade materially lower in the latter part of the year. We believe that fundamentally, the midstream businesses that underlie the publicly-traded equities remain healthy. Third quarter reporting season wrapped up in November during which 82 sector participants reported third quarter financial results. Operating performance was, on average, better than expectations with market-capitalization weighted EBITDA, or Earnings Before Interest, Taxes, Depreciation and

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

Amortization, averaging 2.6% higher than consensus expectations, and 7.8% higher than the second quarter of 2015. Additionally, these 82 midstream companies announced third quarter distributions that were, on average, 2.0% higher than the second quarter of 2015, which reflected an 11.1% increase over the year-ago period. Of these 82 entities, 47 have increased cash distributions from the second quarter of 2015 while no midstream name had reduced its distribution. Also, 11 general partners have announced distributions for the period. On average, these general partners increased their distributions by 3.4% over the second quarter of 2015, which reflects a 17.0% increase over the year-ago period.

Over the reporting period, approximately $20 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a decreased rate from the roughly $35 billion raised over the twelve month reporting period ended November 30, 2014. MLPs also raised approximately $36 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended November at $41.65 per barrel, down 37% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 39% lower over the reporting period; thereby reducing the spread between international and domestic crude oil prices. Crude oil price weakness appears linked to the ongoing imbalance between global crude oil supply and demand caused by increased U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in defending market share, and modest concern relating to the intensity of demand growth.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (mmbtu), 51% lower than the same period in 2014. Natural gas storage levels entered the winter draw season at record high levels and production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide some demand support, however a strong “El Niño” weather pattern appears poised to keep winter temperatures milder than normal.

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.98 per barrel, a 36% decline over the reporting period. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 19% lower than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates and medium-term rates rose more than longer-dated yields. The ten-year Treasury yield rose 4 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 267 basis points to 6.19% over the reporting period. This compares to a trailing five-year average spread of 421 basis points and the average spread since 2000, adjusted for the financial crisis period, of approximately 315 basis points. The AMZ indicated yield at period-end was 8.40%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of 2.74% (as measured by the Dow Jones Equity All REIT Total Return Index) and -2.66% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -34.03% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined well below the ten-year average, ending the period at levels last seen during the financial crisis period.

SUBSECTOR REVIEW

All of the subsectors in the midstream, or energy infrastructure, MLP asset class experienced declines over the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by a fundamental outlook that is clearly independent of crude oil pricing, which experienced significant weakness over the period. The natural gas pipeline group followed as natural gas production continued to increase and growth projects were placed into service. The petroleum pipeline subsector also delivered good relative performance bolstered by new assets with take-or-pay contracts and continued growth in demand for products refined from crude oil.

Asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Upstream MLPs, including those active in exploration and production and oilfield services and supply, generated the weakest returns as the commodity price associated pullback weighed heavily on the business leading to multiple distribution reductions, suspensions and eliminations. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Also among the weakest subsectors for the period were

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

the gathering and processing MLPs, where weakness was influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Holly Energy Partners LP (HEP) and Delek Logistics Partners LP (DKL).

HEP units outperformed the Index during the reporting period primarily due to its defensive asset position and increased distribution growth guidance. The partnership’s mid-to-high single digit distribution growth expectations derive from a combination of organic projects and dropdowns from its sponsor HollyFrontier (HFC). HEP generates stable cash flows that are fee-oriented and underpinned by strong contractual commitments.

DKL units outperformed the Index over the period due to the stable operating performance of its underlying business in addition to the announcement of a number of attractive organic projects and the completion of accretive dropdowns from its sponsor. DKL continues to benefit from a supportive sponsor that has demonstrated a willingness to support and develop both organic and merger and acquisition M&A opportunities, which has allowed DKL to sustain it robust growth profile.

Key detractors from the Fund’s performance were Williams Partners LP (WPZ) and Energy Transfer Partners LP (ETP).

WPZ’s underperformance versus the Index over the year was influenced by the announced merger of its general partner (WMB) and Energy Transfer Equity (ETE) as well as the termination of WPZ’s planned acquisition by WMB. Going forward, $400 million in expected cost savings and $2 billion in commercial synergies between the Energy Transfer entities and WPZ should help facilitate a better distribution growth trajectory than previously expected.

ETP units underperformed the Index following the announcement that merger terms between ETP’s parent, Energy Transfer Equity (ETE), and The Williams Companies (WMB) had been reached. We do not expect the merger to carry any detrimental consequences for ETP and price weakness appeared technical in nature. Following ETP’s merger with Regency Energy Partners during the second quarter, ETP is now positioned as one of the largest MLPs with geographically diverse operations in substantially all major producing areas in the United States, and across business lines.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund’s net asset value and results of operations for the period. At November 30, 2015, the Fund determined a valuation allowance was not required. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

Despite the extreme level of negative sector sentiment today, we believe the fundamentals underlying the majority of midstream businesses remains intact. Though the extreme pressures existing in the energy industry today have impacted, and likely will continue to impact, certain operators and certain businesses, we have not seen and do not expect to see sector-wide, systemic operating issues that would justify recent market sentiment.

As a result, we believe many valuations in the sector have entered an extreme oversold condition. Of course, we can’t predict when energy or MLP sector sentiment will change. However, periods of poor sentiment and trading are quite common. What we are seeing now is only unique by the degree and longevity of the price volatility that appears to be tracking with crude oil sentiment. We are confident today’s negative sentiment will eventually turn, just as it has so many times before, and investors are likely to find the resiliency of midstream operating cash flows compelling once again.

Brian Watson, CFA Portfolio Manager	Stuart Cartner Portfolio Manager

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	5.11%
Buckeye Partners LP	4.99%
Holly Energy Partners LP	4.28%
Enterprise Products Partners LP	4.23%
Energy Transfer Equity LP	4.19%
Sunoco Logistics Partners LP	4.04%
Magellan Midstream Partners LP	3.96%
MarkWest Energy Partners LP	3.92%
Genesis Energy LP	3.80%
Sunoco LP	3.14%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total value of investments.

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPFX)	3/31/10	-20.49%	5.25%
Class C (MLPEX)	7/14/11	-21.07%	2.30%
Class I (OSPSX)	6/28/13	-20.25%	-3.99%
Class W (MLPYX)	3/31/10	-20.33%	5.54%
Class Y (MLPTX)	3/31/10	-20.33%	5.54%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPFX)	3/31/10	-25.09%	4.15%
Class C (MLPEX)	7/14/11	-21.81%	2.30%
Class I (OSPSX)	6/28/13	-20.25%	-3.99%
Class W (MLPYX)	3/31/10	-20.33%	5.54%
Class Y (MLPTX)	3/31/10	-20.33%	5.54%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$ 1,000.00	$ 812.40	$ 5.24
Class C	1,000.00	809.60	8.68
Class I	1,000.00	813.30	3.74
Class W	1,000.00	813.20	4.14
Class Y	1,000.00	813.20	4.08

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.22	5.84
Class C	1,000.00	1,015.40	9.67
Class I	1,000.00	1,020.88	4.16
Class W	1,000.00	1,020.44	4.61
Class Y	1,000.00	1,020.50	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios*
Class A	1.15%
Class C	1.91
Class I	0.82
Class W	0.91
Class Y	0.90

*	For the 6-month period ended November 30, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS November 30, 2015

Description	Shares	Value
Master Limited Partnership Shares — 89.6%
Coal — 0.3%
Alliance Holdings GP LP	289,386	$6,901,856

Diversified — 9.0%
Enterprise Products Partners LP	4,413,856	112,067,804
ONEOK Partners LP	1,418,742	42,888,571
Westlake Chemical Partners LP	132,500	2,064,350
Williams Partners LP	3,000,091	82,262,495
Total Diversified		239,283,220

Gathering/Processing — 14.9%
American Midstream Partners LP	46,475	474,045
Archrock Partners LP	1,303,680	20,950,138
Crestwood Equity Partners LP	346,806	6,495,667
CSI Compressco LP	796,269	11,147,766
DCP Midstream Partners LP	2,317,749	58,870,824
EnLink Midstream Partners LP	1,969,893	29,390,803
MarkWest Energy Partners LP	2,162,511	103,800,528
Midcoast Energy Partners LP [1]	1,339,510	15,082,883
PennTex Midstream Partners LP	400,000	5,712,000
Summit Midstream Partners LP	1,478,026	27,506,064
Targa Resources Partners LP	1,417,893	32,384,676
Western Gas Equity Partners LP	512,788	21,393,515
Western Gas Partners LP	1,282,838	61,601,881
Total Gathering/Processing		394,810,790

Description	Shares	Value
Marine — 3.9%
GasLog Partners LP	1,036,378	$18,675,532
Golar LNG Partners LP	1,697,358	24,340,114
Seadrill Partners LLC	2,012,768	17,269,549
Teekay LNG Partners LP	1,651,238	37,483,103
Teekay Offshore Partners LP	447,825	5,951,594
Total Marine		103,719,892

Natural Gas Pipelines — 21.9%
Antero Midstream Partners LP	1,250,000	26,062,500
Energy Transfer Equity LP	5,858,180	110,953,929
Energy Transfer Partners LP	3,547,502	135,550,038
EQT Midstream Partners LP	1,020,139	69,012,403
Rice Midstream Partners LP	2,096,589	29,184,519
Spectra Energy Partners LP	1,093,423	46,328,333
Tallgrass Energy GP LP	169,159	3,714,732
Tallgrass Energy Partners LP	1,687,323	72,639,255
TC Pipelines LP	1,516,692	75,015,586
Total Natural Gas Pipelines		580,857,715

Petroleum Transportation — 39.6%
Buckeye Partners LP	1,953,402	132,225,781
Delek Logistics Partners LP	457,743	16,712,197
Enbridge Energy Partners LP	2,781,925	69,130,836
Genesis Energy LP	2,557,413	100,634,202
Global Partners LP	1,164,595	28,951,832
Holly Energy Partners LP [1]	3,402,282	113,330,013

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Petroleum Transportation — 39.6% (Continued)
Magellan Midstream Partners LP	1,676,339	$104,821,478
Martin Midstream Partners LP	861,607	21,712,496
NGL Energy Partners LP	1,335,870	23,444,519
NuStar Energy LP	813,329	32,549,427
NuStar GP Holdings LLC	1,813,387	45,080,801
PBF Logistics LP	741,285	14,625,553
Plains All American Pipeline LP	2,089,544	51,778,900
Plains GP Holdings LP, Class A	619,700	7,597,522
Sprague Resources LP	99,300	2,284,893
Sunoco Logistics Partners LP	3,845,324	107,169,180
Sunoco LP	2,235,338	83,154,574
Tesoro Logistics LP	1,558,831	77,863,608
TransMontaigne Partners LP	670,254	16,126,311
Total Petroleum Transportation		1,049,194,123

Total Master Limited Partnership Shares
(identified cost $2,326,112,536)		2,374,767,596

Common Stock — 4.0%
Diversified — 2.6%
ONEOK, Inc.	659,164	19,432,155
Williams Cos., Inc.	1,325,770	48,470,151
Total Diversified		67,902,306

Description	Shares	Value
Gathering/Processing — 0.5%
Targa Resources Corp.	336,856	13,238,441

Marine — 0.9%
Dorian LPG, Ltd. [2]	242,090	$3,198,009
GasLog, Ltd.	1,842,911	22,059,644
Total Marine		25,257,653

Total Common Stock
(identified cost $182,793,474)		106,398,400

Private Investment in Public Equity — 0.3%
Natural Gas Pipelines — 0.3%
Rice Midstream Partners LP PIPE Units [2,3]	614,000	7,963,580

Total Private Investment in Public Equity
(identified cost $8,012,700)		7,963,580

Short-Term Investments — 4.9%
Money Market — 4.9%
Fidelity Treasury Portfolio, Institutional Class, 0.010% [4]	129,950,553	129,950,553

Total Short-Term Investments
(identified cost $129,950,553)		129,950,553

Total Investments — 98.8%
(identified cost $2,646,869,263)		2,619,080,129
Other Assets In Excess of Liabilities — 1.2%		31,015,072
Net Assets — 100.0%		$2,650,095,201

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares November 30, 2015
GasLog Partners LPi	1,036,378	—	—	1,036,378
Holly Energy Partners LP	2,140,553	1,261,729	—	3,402,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510
Sunoco LPi	2,086,508	148,830	—	2,235,338

	Value November 30, 2015	Distributions	Realized Gain/(Loss)
GasLog Partners LPi	$18,675,532	$1,846,307	$—
Holly Energy Partners LP	113,330,013	6,705,730	—
Midcoast Energy Partners LP	15,082,883	1,875,314	—
Sunoco LPi	83,154,574	5,813,907	—

[i]	An affiliate as of November 28, 2014. Is not an affiliate as of November 30, 2015.

*	November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

2.	Non-income producing.

3.

Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on November 10, 2015 for $8,012,700, amount to $7,963,580 or 0.3% of the Fund’s net assets as of November 30, 2015.

4.	Variable rate security; the coupon rate represents the rate at November 30, 2015.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,539,319,252)	$2,490,667,233
Affiliated companies (cost $107,550,011)	128,412,896
2,619,080,129
Deferred tax asset, net	29,080,466
Receivable for beneficial interest sold	11,133,352
Prepaid expenses	437,089
Receivable for investments sold	430,542
Dividends receivable	257,072
Total assets	2,660,418,650

Liabilities:
Payable for beneficial interest redeemed	7,570,129
Payable to Manager	1,293,078
Payable for distribution and service plan fees	500,977
Transfer agent fees payable	456,532
Trustees' fees payable	23,946
Borrowing expense payable	6,567
Other liabilities	472,220
Total liabilities	10,323,449

Net Assets	$2,650,095,201

Composition of Net Assets
Par value of shares of beneficial interest	$281,573
Paid-in capital	2,689,719,172
Undistributed net investment loss, net of deferred taxes	(43,489,197)
Accumulated undistributed net realized gains on investments, net of deferred taxes	22,213,037
Net unrealized depreciation on investments, net of deferred taxes	(18,629,384)
Net Assets	$2,650,095,201

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$9.35
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.92
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$9.09
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.54
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$9.53
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.53

Net Assets:
Class A shares	$608,965,397
Class C shares	451,372,759
Class I shares	193,493,627
Class W shares	19,391,096
Class Y shares	1,376,872,322
Total Net Assets	$2,650,095,201

Shares Outstanding:
Class A shares	65,144,676
Class C shares	49,664,827
Class I shares	20,272,070
Class W shares	2,034,561
Class Y shares	144,456,583
Total Shares Outstanding	281,572,717

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$171,864,011
Affiliated Master Limited Partnerships	8,581,044
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(171,864,011)
Affiliated Master Limited Partnerships	(8,581,044)
Dividend income	13,898,967
Total investment income	13,898,967

Expenses
Management fees	20,848,699
Distribution and service plan fees
Class A	1,925,040
Class C	4,798,930
Transfer agent fees
Class A	1,694,035
Class C	1,055,765
Class I	41,441
Class W	78,613
Class Y	3,420,545
Administrative fees	609,082
Registration fees	298,991
Tax expense	285,108
Borrowing fees	202,459
Legal, auditing, and other professional fees	163,940
Custody fees	121,473
Trustees' fees	86,048
Other	101,483
Total expenses, before waivers and deferred taxes	35,731,652
Less expense waivers	(3,233,228)
Net expenses, before deferred taxes	32,498,424

Net investment loss, before deferred taxes	(18,599,457)
Deferred tax benefit	11,495,050
Net investment loss, net of deferred taxes	(7,104,407)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	38,379,331
Deferred tax expense	(14,224,130)
Net realized gains, net of deferred taxes	24,155,201
Net Change in Unrealized Appreciation
Investments	(1,085,047,111)
Deferred tax benefit	400,433,623
Net change in unrealized appreciation, net of deferred taxes	(684,613,488)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(660,458,287)
Change in net assets resulting from operations	$(667,562,694)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(7,104,407)	$(19,311,658)
Net realized gains, net of deferred taxes	24,155,201	11,625,235
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(684,613,488)	269,199,619
Change in net assets resulting from operations	(667,562,694)	261,513,196

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(48,012,809)	(44,764,653)
Class C shares	(31,296,649)	(21,619,844)
Class I shares	(9,700,275)	(3,268,073)
Class W shares	(1,947,907)	(3,264,121)
Class Y shares	(95,514,712)	(92,155,175)
Change in net assets resulting from distributions to shareholders	(186,472,352)	(165,071,866)

Beneficial Interest Transactions
Class A shares	(44,928,862)	227,330,355
Class C shares	120,473,920	229,130,723
Class I shares	175,938,184	712,252
Class W shares	(30,225,605)	(3,691,911)
Class Y shares	48,360,536	337,114,352
Change in net assets resulting from beneficial interest transactions	269,618,173	790,595,771
Change in net assets	(584,416,873)	887,037,101

Net Assets
Beginning of period	3,234,512,074	2,347,474,973
End of period	$2,650,095,201	$3,234,512,074

Undistributed net investment loss, net of deferred taxes	$(43,489,197)	$(36,384,790)

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.54	$11.99	$10.67	$10.56	$10.74
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.09)	(0.07)	(0.07)	(0.07)
Return of capital[1]	0.43	0.44	0.44	0.43	0.44
Net realized and unrealized gains/(losses)	(2.87)	0.91	1.66	0.46	0.14
Total from investment operations	(2.48)	1.26	2.03	0.82	0.51
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.35	$12.54	$11.99	$10.67	$10.56

Total Return, at Net Asset Value [2]	(20.49%)	10.59%	19.32%	7.87%	4.85%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$608,965	$872,216	$618,758	$207,631	$114,930
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.23%	1.25%	1.13%	1.14%	1.23%
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)
Net of (waivers) and before deferred tax expense/(benefit)	1.12%[3]	1.13%[3]	1.12%[4]	1.10%	1.10%
Deferred tax expense/(benefit)[5,6]	(13.36%)	5.19%	8.42%	4.14%	1.94%
Total expenses/(benefit)	(12.24%)	6.32%	9.54%	5.24%	3.04%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.83%)	(1.24%)	(0.94%)	(1.07%)	(1.23%)
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.72%)	(1.12%)	(0.93%)	(1.03%)	(1.10%)
Deferred tax benefit[6,7]	0.39%	0.41%	0.33%	0.35%	0.41%
Net investment loss	(0.33%)	(0.71%)	(0.60%)	(0.68%)	(0.69%)

Portfolio turnover rate	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.30	$11.87	$10.64	$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss[2]	(0.13)	(0.18)	(0.13)	(0.12)	(0.05)
Return of capital[2]	0.43	0.44	0.45	0.46	0.22
Net realized and unrealized gains/(losses)	(2.80)	0.88	1.62	0.43	(0.14)
Total from investment operations	(2.50)	1.14	1.94	0.77	0.03
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$9.09	$12.30	$11.87	$10.64	$10.58

Total Return, at Net Asset Value [3]	(21.07%)	9.66%	18.51%	7.36%	0.33%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$451,373	$475,459	$241,984	$123,372	$2,895
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	1.98%	2.00%	1.89%	2.04%	4.29%
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense/(benefit)	1.87%[5]	1.88%[5]	1.88%[6]	1.85%	1.85%
Deferred tax expense/(benefit)[7,8]	(13.36%)	5.19%	6.84%	3.88%	0.82%
Total expenses/(benefit)	(11.49%)	7.07%	8.72%	5.73%	2.67%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(1.65%)	(2.01%)	(1.70%)	(1.96%)	(4.29%)
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.54%)	(1.89%)	(1.69%)	(1.77%)	(1.85%)
Deferred tax benefit[8,9]	0.39%	0.41%	0.62%	0.63%	0.69%
Net investment loss	(1.15%)	(1.48%)	(1.07%)	(1.14%)	(1.16%)

Portfolio turnover rate	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business July 14, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss)[3]	0.09	(0.05)	(0.04)
Return of capital[3]	0.43	0.44	0.00 [4]
Net realized and unrealized gains/(losses)	(3.01)	0.92	0.33
Total from investment operations	(2.49)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$9.54	$12.74	$12.14

Total Return, at Net Asset Value [5]	(20.25%)	10.87%	2.45%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$193,494	$57,153	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	0.80%[7]	0.81%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	(13.36%)	5.19%	0.96%
Total expenses/(benefit)	(12.56%)	6.00%	2.28%

Ratio of Investment Income/(Loss) to Average Net Assets: [6]
Before deferred tax benefit/(expense)	0.45%	(0.82%)	(1.32%)
Deferred tax benefit[10,11]	0.39%	0.41%	0.46%
Net investment income/(loss)	0.84%	(0.41%)	(0.86%)

Portfolio turnover rate	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.78%.
8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class W	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.15	$10.77	$10.62	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	(0.06)	(0.06)	(0.05)	(0.05)	(0.06)
Return of capital[2]	0.43	0.44	0.42	0.41	0.41
Net realized and unrealized gains	(2.87)	0.92	1.72	0.50	0.18
Total from investment operations	(2.50)	1.30	2.09	0.86	0.53
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.53	$12.74	$12.15	$10.77	$10.62

Total Return, at Net Asset Value [3]	(20.33%)	10.78%	19.71%	8.21%	5.02%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$19,391	$57,589	$58,357	$61,876	$89,244
Ratio of expenses to average net assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	1.00%	0.87%	0.90%	0.97%
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	0.87%[4]	0.88%[4]	0.86%[5]	0.85%	0.85%
Deferred tax expense/(benefit)[6,7]	(13.36%)	5.19%	10.74%	4.18%	1.88%
Total expenses/(benefit)	(12.49%)	6.07%	11.60%	5.03%	2.73%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.05%)	(1.02%)	(0.70%)	(0.83%)	(0.96%)
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.94%)	(0.90%)	(0.69%)	(0.78%)	(0.84%)
Deferred tax benefit[7,8]	0.39%	0.41%	0.25%	0.26%	0.31%
Net investment loss	(0.55%)	(0.49%)	(0.44%)	(0.52%)	(0.53%)

Portfolio turnover rate	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.15	$10.77	$10.63	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.05)	(0.05)	(0.06)	(0.06)
Return of capital[2]	0.43	0.44	0.43	0.44	0.43
Net realized and unrealized gains/(losses)	(2.93)	0.91	1.71	0.47	0.17
Total from investment operations	(2.50)	1.30	2.09	0.85	0.54
Distributions to shareholders:
Return of capital	(0.71)	(0.71)	(0.71)	(0.71)	(0.69)
Net asset value, end of period	$9.53	$12.74	$12.15	$10.77	$10.63

Total Return, at Net Asset Value [4]	(20.33%)	10.78%	19.71%	8.11%	5.12%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,376,872	$1,772,095	$1,375,128	$733,082	$455,321
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	1.00%	0.88%	0.88%	0.97%
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	0.87%[5]	0.88%[5]	0.87%[6]	0.85%	0.85%
Deferred tax expense/(benefit)[7,8]	(13.36%)	5.19%	9.32%	4.20%	2.18%
Total expenses/(benefit)	(12.49%)	6.07%	10.19%	5.05%	3.03%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.50%)	(0.96%)	(0.70%)	(0.81%)	(0.97%)
Expense (waivers)	(0.11%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.39%)	(0.84%)	(0.69%)	(0.78%)	(0.85%)
Deferred tax benefit[8,9]	0.39%	0.41%	0.25%	0.26%	0.31%
Net investment loss	(0.00%)[10]	(0.43%)	(0.44%)	(0.52%)	(0.54%)

Portfolio turnover rate	8%	12%	2%	11%	10%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.	Less than $0.005.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
10.	Less than 0.005%.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), and a wholly-owned subsidiary of Oppenheimer Funds, Inc. “OFI” or “Oppenheimer”.

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the year ended November 30, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2015:

Current tax expenses/(benefit)
Federal	$—
State	—
Total current tax expenses/(benefit)	$—

Deferred tax expense/(benefit)
Federal	$(376,431,861)
State	(21,272,682)
Total deferred tax expense/(benefit)	$(397,704,543)

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(372,843,554)	35.00%
State income taxes net of federal benefit	(18,109,550)	1.70%
Effect of state tax rate change	(2,988,843)	0.28%
Effect of permanent & temporary differences	(3,762,596)	0.35%
Total income tax expense/(benefit)	$(397,704,543)	37.33%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2015, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$142,380,032
Capital loss carryforward (tax basis)	—
Organizational Costs	8,573
Total net deferred tax asset	142,388,605

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(114,625,498)
Book to tax differences - Income recognized from MLPs	1,317,359
Total net deferred tax asset/(liability)	$29,080,466

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	148,682,508
Total	$387,955,779

During the year ended November 30, 2015, the Fund utilized $7,394,968 of capital loss carryforwards.

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,310,083,242
Gross Unrealized Appreciation	$706,780,433
Gross Unrealized Depreciation	(397,783,546)
Net Unrealized Appreciation (Depreciation) on Investments	$308,996,887

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,374,767,596	$—	$—	$2,374,767,596
Common Stocks*	106,398,400	—	—	106,398,400
Private Investment in Public Equity*	—	7,963,580	—	7,963,580
Short Term Investment	129,950,553	—	—	129,950,553
Total Assets	$2,611,116,549	$7,963,580	$—	$2,619,080,129

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Restricted Securities. As of November 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus amounts of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class A
Sold	26,457,925	$293,880,469	37,495,383	$476,083,095
Dividends and/or distributions reinvested	3,947,455	43,185,991	3,221,615	40,559,714
Redeemed	(34,830,470)	(381,995,322)	(22,732,097)	(289,312,454)
Net Increase	(4,425,090)	$(44,928,862)	17,984,901	$227,330,355

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class C
Sold	19,724,746	$213,154,074	19,706,367	$247,543,016
Dividends and/or distributions reinvested	2,846,979	30,137,915	1,667,683	20,704,844
Redeemed	(11,562,564)	(122,818,069)	(3,111,469)	(39,117,137)
Net Increase	11,009,161	$120,473,920	18,262,581	$229,130,723

Class I
Sold	16,302,264	$181,664,725	637,602	$8,008,990
Dividends and/or distributions reinvested	641,682	6,972,380	201,909	2,568,560
Redeemed	(1,157,484)	(12,698,921)	(739,475)	(9,865,298)
Net Increase	15,786,462	$175,938,184	100,036	$712,252

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	171,309	1,946,994	256,026	3,264,121
Redeemed	(2,658,348)	(32,172,599)	(539,288)	(6,956,032)
Net Decrease	(2,487,039)	$(30,225,605)	(283,262)	$(3,691,911)

Class Y
Sold	77,919,940	$863,522,486	61,840,371	$801,123,485
Dividends and/or distributions reinvested	7,786,093	86,410,542	6,549,536	83,633,225
Redeemed	(80,385,819)	(901,572,492)	(42,468,872)	(547,642,358)
Net Increase	5,320,214	$48,360,536	25,921,035	$337,114,352

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2015, were as follows:

	Purchases	Sales
Investment securities	$468,740,546	$246,705,358

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the year ended November 30, 2015 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2015	$400,783	$115,150

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2015, the Manager reimbursed $876,448, $546,286, $40,676, and $1,769,818 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2016	178,756
November 30, 2017	3,539,444
November 30, 2018	3,233,228

During the year ended November 30, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

Effective November 17, 2015, the Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (“Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Borrowing Agreement (Continued)

borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended November 30, 2015, the Fund paid $202,459 in borrowing fees. The Fund did not utilize the facility during the period ended November 30, 2015.

Prior to November 17, 2015, the Trust was a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). Each Fund was permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, was invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing was fully collateralized throughout the term of the borrowing with securities or other assets of the Fund.

Borrowings under the Citi Loan Agreement were charged interest at a calculated rate computed by Citi based on the three month LIBOR rate plus 0.80% per annum. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The Fund did not utilize the facility during the period ended November 30, 2015.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

10. Pending Litigation (Continued)

of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Select 40 Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Select 40 Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2016

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund underperformed its category median for the one- and three- year periods. The Board considered that the independent consultant introduced the retail energy limited partnership category last year and that the Fund is now classified in that category.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and its total expenses were lower than their respective peer group medians and category medians and that both ranked in the first quintile. The Board also considered that within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee was lower than its peer group median and category median. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, and 0.85% for Class Y shares and Class W shares. The fee limitation may not be amended or terminated for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

DISTRIBUTION SOURCES Unaudited / (Continued)

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	8/7/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	11/6/15	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2012) Year of Birth: 1940

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

52 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of the OFI Global Asset Management Inc. (since July 2014), President of OFI Global Asset Management Inc. (since May 2013), a Director of OFI Global Asset Management Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of the Manager (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc.(October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).An officer of 93 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). Prior to joining OFI Global Asset Management, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel of the Manager (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 93 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 93 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., the Manager, OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 93 portfolios in the OppenheimerFunds complex.

54 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959

Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 93 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 55

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

56 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 57

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

58 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

**Visit Us**
oppenheimerfunds.com

**Call Us**
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

**RA1383.001.1115 January 27, 2016**

Annual Report 11/30/2015

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	8
Share Class Performance	9
Fund Expenses	11
Statement of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	41
Board Approval of the Fund’s Investment Advisory Agreement	42
Distribution Sources	45
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	46
Trustees and Officers	47
Privacy Policy Notice	55

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-22.59%	-27.03%	2.75%	-34.03%
5-Year	3.32%	2.11%	14.40%	2.56%
Since Inception (3/31/10)	5.04%	3.95%	13.06%	6.11%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -22.59% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (“AMZ” or the “Index”), returned -34.03%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 2.75%.

Over the twelve-month reporting period, the MLP sector underperformed the broader markets coincident with a sharp pullback in the prices of crude oil and natural gas. This commodity price decline has led to substantially lower drilling activity and a reduced rate of expected production growth for natural gas and modest declines in the rate of onshore crude oil production. Energy equity market weakness was acute over the reporting period, with non-midstream industries particularly weak early in the period, but midstream entities appeared to take the baton to trade materially lower in the latter part of the year. We believe that fundamentally, the midstream businesses that underlie the publicly-traded equities remain healthy. Third quarter reporting season wrapped up in November during which 82 sector participants reported third quarter financial results. Operating performance was, on average, better than expectations with market-capitalization

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

weighted EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, averaging 2.6% higher than consensus expectations, and 7.8% higher than the second quarter of 2015. Additionally, these 82 midstream companies announced third quarter distributions that were, on average, 2.0% higher than the second quarter of 2015, which reflected an 11.1% increase over the year-ago period. Of these 82 entities, 47 have increased cash distributions from the second quarter of 2015 while no midstream name had reduced its distribution. Also, 11 general partners have announced distributions for the period. On average, these general partners increased their distributions by 3.4% over the second quarter of 2015, which reflects a 17.0% increase over the year-ago period.

Over the reporting period, approximately $20 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a decreased rate from the roughly $35 billion raised over the twelve month reporting period ended November 30, 2014. MLPs also raised approximately $36 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended November at $41.65 per barrel, down 37% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 39% lower over the reporting period; thereby reducing the spread between international and domestic crude oil prices. Crude oil price weakness appears linked to the ongoing imbalance between global crude oil supply and demand caused by increased U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in defending market share, and modest concern relating to the intensity of demand growth.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (mmbtu), 51% lower than the same period in 2014. Natural gas storage levels entered the winter draw season at record high levels and production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide some demand support, however a strong “El Niño” weather pattern appears poised to keep winter temperatures milder than normal.

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.98 per barrel, a 36% decline over the reporting period. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 19% lower than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates and medium-term rates rose more than longer-dated yields. The ten-year Treasury yield rose 4 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 267 basis points to 6.12%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of 2.74% (as measured by the Dow Jones Equity All REIT Total Return Index) and -2.66% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -34.03% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined well below the ten-year average, ending the period at levels last seen during the financial crisis period.

SUBSECTOR REVIEW

All of the subsectors in the midstream, or energy infrastructure, MLP asset class experienced declines over the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by a fundamental outlook that is clearly independent of crude oil pricing, which experienced significant weakness over the period. The natural gas pipeline group followed as natural gas production continued to increase and growth projects were placed into service. The petroleum pipeline subsector also delivered good relative performance bolstered by new assets with take-or-pay contracts and continued growth in demand for products refined from crude oil.

Asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Upstream MLPs, including those active in exploration and production and oilfield services and supply, generated the weakest returns as the commodity price associated pullback weighed heavily on the business leading to multiple distribution reductions, suspensions and eliminations. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Also among the weakest subsectors for the period were the gathering and processing MLPs, where weakness was influenced by the decline in crude oil and natural gas prices.

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

FUND REVIEW

Key contributors to the Fund’s performance were Shell Midstream Partners LP (SHLX) and Holly Energy Partners LP (HEP).

SHLX units benefited coming into the reporting period from strong market performance following its initial public offering in late October 2014. Over the reporting period, unit outperformance versus the Index was driven by strong sponsor support via attractive drop-down acquisition activity and the resulting distribution growth.

HEP units outperformed the Index during the reporting period primarily due to the partnership’s defensive asset position and increased distribution growth guidance. The partnership’s mid-to-high single digit distribution growth expectations derive from a combination of organic projects and dropdowns from its sponsor HollyFrontier (HFC). HEP generates stable cash flows that are fee-oriented and underpinned by strong contractual commitments.

Key detractors from the Fund’s performance were Williams Partners LP (WPZ) and Energy Transfer Equity LP (ETE).

WPZ’s underperformance versus the Index over the year was influenced by the announced merger of its general partner (WMB) and Energy Transfer Equity (ETE) as well as the termination of WPZ’s planned acquisition by WMB. Going forward, we believe $400 million in expected cost savings and $2 billion in commercial synergies between the Energy Transfer entities and WPZ should help facilitate a better distribution growth trajectory than previously expected.

ETE’s unit price underperformed the Index following the announcement that the terms for a merger with The Williams Companies (NYSE: WMB) had been reached. Through the combination with WMB, ETE is creating one of the largest energy infrastructure companies and dramatically enhancing its scale, cash flow diversity, and synergy potential. ETE’s underlying operating MLPs reported strong operating results for the reporting period.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. At November 30, 2015, the Fund determined a valuation allowance was not required. See Note 2 of the Notes to Financial Statements for more information.

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

OUTLOOK

Despite the extreme level of negative sector sentiment today, we believe the fundamentals underlying the majority of midstream businesses remains intact. Though the extreme pressures existing in the energy industry today have impacted, and likely will continue to, impact certain operators and certain businesses, we have not seen and do not expect to see sector-wide, systemic operating issues that would justify recent market sentiment.

As a result, we believe many valuations in the sector have entered an extreme oversold condition. Of course, we can’t predict when energy or MLP sector sentiment will change. However, periods of poor sentiment and trading are quite common. What we are seeing now is only unique by the degree and longevity of the price volatility that appears to be tracking with crude oil sentiment. We are confident today’s negative sentiment will eventually turn, just as it has so many times before, and investors are likely to find the resiliency of midstream operating cash flows compelling once again.

Brian Watson, CFA Portfolio Manager	Stuart Cartner Portfolio Manager

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Magellan Midstream Partners LP	8.28%
Enterprise Products Partners LP	8.08%
Sunoco Logistics Partners LP	8.05%
Energy Transfer Partners LP	7.15%
Energy Transfer Equity LP	7.05%
TC Pipelines LP	6.12%
Buckeye Partners LP	5.08%
Williams Cos., Inc.	4.09%
EQT Midstream Partners LP	3.75%
Williams Partners LP	3.70%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and based on the total value of investments.

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-22.59%	5.04%
CLASS C (MLPGX)	8/25/11	-23.11%	3.63%
CLASS I (OSPAX)	6/28/13	-22.27%	-4.19%
CLASS Y (MLPOX)	3/31/10	-22.34%	5.32%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-27.03%	3.95%
CLASS C (MLPGX)	8/25/11	-23.83%	3.63%
CLASS I (OSPAX)	6/28/13	-22.27%	-4.19%
CLASS Y (MLPOX)	3/31/10	-22.34%	5.32%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$ 1,000.00	$ 802.10	$ 7.04
Class C	1,000.00	799.40	10.47
Class I	1,000.00	803.80	5.48
Class Y	1,000.00	803.60	5.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.19	7.88
Class C	1,000.00	1,013.36	11.72
Class I	1,000.00	1,018.93	6.13
Class Y	1,000.00	1,018.46	6.60

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios*
Class A	1.56%
Class C	2.32
Class I	1.21
Class Y	1.30

*	For the 6-month period ended November 30, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS November 30, 2015

Description	Shares	Value
Master Limited Partnership Shares — 88.5%
Diversified — 11.8%
Enterprise Products Partners LP	11,464,651	$291,087,489
Williams Partners LP	4,857,632	133,196,269
Total Diversified		424,283,758

Gathering/Processing — 7.1%
MarkWest Energy Partners LP	2,720,657	130,591,536
Targa Resources Partners LP	2,474,148	56,509,541
Western Gas Partners LP	1,446,702	69,470,630
Total Gathering/Processing		256,571,707

Marine — 1.8%
Seadrill Partners LLC [1]	7,385,604	63,368,482

Natural Gas Pipelines — 29.5%
Energy Transfer Equity LP	13,409,267	253,971,517
Energy Transfer Partners LP	6,747,649	257,827,671
EQT Midstream Partners LP	1,995,710	135,009,782
Tallgrass Energy GP LP [1]	4,176,942	91,725,646
Tallgrass Energy Partners LP	2,392,456	102,995,231
TC Pipelines LP [1]	4,458,844	220,534,424
Total Natural Gas Pipelines		1,062,064,271

Petroleum Transportation — 38.3%
Buckeye Partners LP	2,706,590	183,209,077
Genesis Energy LP	2,923,663	115,046,139
Magellan Midstream Partners LP	4,771,415	298,356,580

Description	Shares	Value
Petroleum Transportation — 38.3% (Continued)
NGL Energy Partners LP	4,472,568	$78,493,568
NuStar Energy LP	207,503	8,304,270
NuStar GP Holdings LLC [1]	2,707,359	67,304,945
Plains All American Pipeline LP	4,823,450	119,525,091
Plains GP Holdings LP, Class A	3,278,232	40,191,124
Shell Midstream Partners LP	923,078	32,187,730
Sunoco Logistics Partners LP	10,406,100	290,018,007
Tesoro Logistics LP	2,381,231	118,942,489
TransMontaigne Partners LP [1]	1,282,597	30,859,284
Total Petroleum Transportation		1,382,438,304

Total Master Limited Partnership Shares
(identified cost $3,538,993,591)		3,188,726,522

Common Stock — 5.2%
Diversified — 4.1%
Williams Cos., Inc.	4,028,498	147,281,887

Gathering/Processing — 1.1%
Targa Resources Corp.	1,077,263	42,336,436

Total Common Stock
(identified cost $302,704,583)		189,618,323

Total Investments — 93.7%
(identified cost $3,841,698,174)		3,378,344,845
Other Assets In Excess of Liabilities — 6.3%		226,214,729
Net Assets — 100.0%		$3,604,559,574

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares November 30, 2015
NGL Energy Partners LP [i]	4,702,783	—	(230,215)	4,472,568
Nustar GP Holdings LLC	2,524,858	201,461	(18,960)	2,707,359
Seadrill Partners LLC	7,335,129	113,245	(62,770)	7,385,604
Shell Midstream Partners LP [i]	4,412,311	923,078	(4,412,311)	923,078
Tallgrass Energy GP LP	—	4,536,137	(359,195)	4,176,942
TC Pipelines LP	3,888,829	1,018,290	(448,275)	4,458,844
TransMontaigne Partners LP	1,386,234	—	(103,637)	1,282,597

	Value November 30, 2015	Distributions	Realized Gain/(Loss)
NGL Energy Partners LP [i]	$78,493,568	$11,627,032	$(3,283,549)
Nustar GP Holdings LLC	67,304,945	5,605,419	(21,785)
Seadrill Partners LLC	63,368,482	16,907,809	(489,708)
Shell Midstream Partners LP [i]	32,187,730	418,582	34,984,311
Tallgrass Energy GP LP	91,725,646	—	(526,898)
TC Pipelines LP	220,534,424	14,440,615	244,492
TransMontaigne Partners LP	30,859,284	3,549,545	53,883

[i]	An affiliate as of November 28, 2014. Is not an affiliate as of November 30, 2015.

*	November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $3,197,746,772)	$2,904,552,064
Affiliated companies (cost $643,951,402)	473,792,781
3,378,344,845
Deferred tax asset, net	243,410,564
Receivable for beneficial interest sold	11,263,489
Receivable for investments sold	770,687
Prepaid expenses	529,827
Dividends receivable	33
Total assets	3,634,319,445

Liabilities:
Due to custodian	12,862,281
Payable for beneficial interest redeemed	11,548,694
Payable to Manager	2,995,629
Payable for distribution and service plan fees	927,259
Transfer agent fees payable	669,633
Trustees' fees payable	52,870
Borrowing expense payable	9,086
Other liabilities	694,419
Total liabilities	29,759,871

Net Assets	$3,604,559,574

Composition of Net Assets
Par value of shares of beneficial interest	$386,220
Paid-in capital	4,003,237,681
Undistributed net investment loss, net of deferred taxes	(92,830,435)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(12,980,099)
Net unrealized depreciation on investments, net of deferred taxes	(293,253,793)
Net Assets	$3,604,559,574

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$9.32
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.89
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$9.04
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$9.50
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$9.49

Net Assets:
Class A shares	$1,226,012,169
Class C shares	783,886,152
Class I shares	9,722,307
Class Y shares	1,584,938,946
Total Net Assets	$3,604,559,574

Shares Outstanding:
Class A shares	131,476,721
Class C shares	86,698,723
Class I shares	1,022,992
Class Y shares	167,021,677
Total Shares Outstanding	386,220,113

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$213,856,949
Affiliated Master Limited Partnerships	39,765,282
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(213,856,949)
Affiliated Master Limited Partnerships	(39,765,282)
Dividend income	12,546,469
Total investment income	12,546,469

Expenses
Management fees	50,289,140
Distribution and service plan fees
Class A	4,062,393
Class C	9,573,955
Transfer agent fees
Class A	3,574,905
Class C	2,106,270
Class I	2,284
Class Y	4,423,939
Administrative fees	928,346
Tax expense	495,338
Registration fees	462,769
Borrowing fees	307,025
Custody fees	214,200
Legal, auditing, and other professional fees	177,735
Trustees' fees	140,653
Other	143,023
Total expenses, before waivers and deferred taxes	76,901,975
Less expense waivers	(4,954,289)
Net expenses, before deferred taxes	71,947,686

Net investment loss, before deferred taxes	(59,401,217)
Deferred tax benefit	29,117,593
Net investment loss, net of deferred taxes	(30,283,624)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments from:
Unaffiliated companies	(115,098,296)
Affiliated companies	(740,016)
Deferred tax benefit	42,667,435
Net realized losses, net of deferred taxes	(73,170,877)
Net Change in Unrealized Appreciation
Investments	(1,608,535,716)
Deferred tax benefit	592,765,366
Net change in unrealized appreciation, net of deferred taxes	(1,015,770,350)

Net realized and unrealized losses on investments, net of deferred taxes	(1,088,941,227)
Change in net assets resulting from operations	$(1,119,224,851)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(30,283,624)	$(37,250,139)
Net realized gains/(losses), net of deferred taxes	(73,170,877)	60,538,523
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(1,015,770,350)	357,840,401
Change in net assets resulting from operations	(1,119,224,851)	381,128,785

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(96,909,547)	(89,283,741)
Class C shares	(59,632,051)	(41,840,486)
Class I shares	(446,020)	(103,441)
Class Y shares	(117,516,929)	(93,789,109)
Change in net assets resulting from distributions to shareholders	(274,504,547)	(225,016,777)

Beneficial Interest Transactions
Class A shares	(217,577,787)	709,283,850
Class C shares	74,795,021	544,979,649
Class I shares	8,872,758	3,602,104
Class Y shares	(13,709,563)	907,105,177
Change in net assets resulting from beneficial interest transactions	(147,619,571)	2,164,970,780
Change in net assets	(1,541,348,969)	2,321,082,788

Net Assets
Beginning of period	5,145,908,543	2,824,825,755
End of period	$3,604,559,574	$5,145,908,543

Undistributed net investment loss, net of deferred taxes	$(92,830,435)	$(62,546,811)

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.81	$12.04	$10.70	$10.38	$10.71
Income/(loss) from investment operations:
Net investment loss[1]	(0.07)	(0.12)	(0.11)	(0.10)	(0.10)
Return of capital[1]	0.40	0.42	0.42	0.41	0.43
Net realized and unrealized gains/(losses)	(3.13)	1.16	1.72	0.70	0.02
Total from investment operations	(2.80)	1.46	2.03	1.01	0.35
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.69)	(0.69)	(0.68)
Net asset value, end of period	$9.32	$12.81	$12.04	$10.70	$10.38

Total Return, at Net Asset Value [2]	(22.59%)	12.26%	19.29%	9.93%	3.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,226,012	$1,937,356	$1,154,926	$193,974	$108,422
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.63%	1.65%	1.55%	1.58%	1.67%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)
Net of (waivers) and before deferred tax expense/(benefit)	1.52%[3]	1.53%[3]	1.52%[4]	1.50%	1.50%
Deferred tax expense/(benefit)[5,6]	(14.45%)	5.38%	8.07%	5.55%	1.68%
Total expenses/(benefit)	(12.93%)	6.91%	9.59%	7.05%	3.18%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.38%)	(1.57%)	(1.52%)	(1.57%)	(1.67%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.27%)	(1.45%)	(1.49%)	(1.49%)	(1.50%)
Deferred tax benefit[6,7]	0.63%	0.54%	0.54%	0.53%	0.56%
Net investment loss	(0.64%)	(0.91%)	(0.95%)	(0.96%)	(0.94%)

Portfolio turnover rate	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.53	$11.89	$10.64	$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss[2]	(0.16)	(0.22)	(0.17)	(0.15)	(0.04)
Return of capital[2]	0.40	0.42	0.42	0.44	0.14
Net realized and unrealized gains/(losses)	(3.04)	1.13	1.69	0.64	0.42
Total from investment operations	(2.80)	1.33	1.94	0.93	0.52
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.69)	(0.69)	(0.17)
Net asset value, end of period	$9.04	$12.53	$11.89	$10.64	$10.40

Total Return, at Net Asset Value [3]	(23.11%)	11.30%	18.54%	9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$783,886	$1,011,690	$451,351	$14,593	$316
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	2.38%	2.40%	2.30%	2.63%	22.80%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense/(benefit)	2.27%[5]	2.28%[5]	2.27%[6]	2.25%	2.25%
Deferred tax expense/(benefit)[7,8]	(14.45%)	5.38%	6.91%	5.29%	12.37%
Total expenses/(benefit)	(12.18%)	7.66%	9.18%	7.54%	14.62%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(2.21%)	(2.34%)	(2.27%)	(2.63%)	(22.80%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.10%)	(2.22%)	(2.24%)	(2.25%)	(2.25%)
Deferred tax benefit[8,9]	0.63%	0.54%	0.82%	0.81%	0.84%
Net investment loss	(1.47%)	(1.68%)	(1.42%)	(1.44%)	(1.41%)

Portfolio turnover rate	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business August 25, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment loss[3]	(0.05)	(0.12)	(0.04)
Return of capital[3]	0.40	0.42	0.19
Net realized and unrealized gains/(losses)	(3.15)	1.21	0.21
Total from investment operations	(2.80)	1.51	0.36
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.34)
Net asset value, end of period	$9.50	$12.99	$12.17

Total Return, at Net Asset Value [4]	(22.27%)	12.55%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,722	$3,732	$73
Ratio of Expenses to Average Net Assets:[5]
Before deferred tax expense/(benefit)	1.19%[6]	1.20%[6]	1.32%[7]
Deferred tax expense/(benefit)[8,9]	(14.45%)	5.38%	4.51%
Total expenses/(benefit)	(13.26%)	6.58%	5.83%

Ratio of Investment Loss to Average Net Assets:[5]
Before deferred tax benefit/(expense)	(1.12%)	(1.47%)	(1.29%)
Deferred tax benefit[9,10]	0.63%	0.54%	0.46%
Net investment loss	(0.49%)	(0.93%)	(0.83%)

Portfolio turnover rate	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.17% and 1.18% for the years ended November 30,2015 and November 28, 2014, respectively.

7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.99	$12.18	$10.78	$10.43	$10.73
Income/(loss) from investment operations:
Net investment loss[2]	(0.03)	(0.07)	(0.10)	(0.09)	(0.08)
Return of capital[2]	0.40	0.42	0.41	0.40	0.42
Net realized and unrealized gains/(losses)	(3.18)	1.15	1.78	0.73	0.04
Total from investment operations	(2.81)	1.50	2.09	1.04	0.38
Distributions to shareholders:
Return of capital	(0.69)	(0.69)	(0.69)	(0.69)	(0.68)
Net asset value, end of period	$9.49	$12.99	$12.18	$10.78	$10.43

Total Return, at Net Asset Value [3]	(22.34%)	12.46%	19.72%	10.18%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,584,939	$2,193,129	$1,218,475	$613,704	$452,154
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.38%	1.40%	1.29%	1.29%	1.37%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)	1.27%[4]	1.28%[4]	1.26%[5]	1.25%	1.25%
Deferred tax expense/(benefit)[6,7]	(14.45%)	5.38%	9.27%	5.60%	0.75%
Total expenses/(benefit)	(13.18%)	6.66%	10.53%	6.85%	2.00%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.03%)	(1.21%)	(1.26%)	(1.29%)	(1.37%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.92%)	(1.09%)	(1.23%)	(1.25%)	(1.25%)
Deferred tax benefit[7,8]	0.63%	0.54%	0.45%	0.44%	0.46%
Net investment loss	(0.29%)	(0.55%)	(0.78%)	(0.81%)	(0.79%)

Portfolio turnover rate	36%	17%	9%	15%	14%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), and a wholly-owned subsidiary of OppenheimerFunds, Inc. “OFI” or “Oppenheimer”.

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the year ended November 30, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2015:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense/(benefit)	$—

Deferred tax expense/(benefit)
Federal	$(630,959,736)
State	(33,590,658)
Total deferred tax expense/(benefit)	$(664,550,394)

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(624,321,335)	35.00%
State income taxes net of federal benefit	(32,107,954)	1.80%
Effect of state tax rate change	(1,141,300)	0.06%
Effect of permanent & temporary differences	(6,979,805)	0.39%
Total income tax expense/(benefit)	$(664,550,394)	37.25%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2015, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$200,188,866
Net unrealized losses on investment securities (tax basis)	33,661,181
Capital loss carryforward (tax basis)	—
Book to tax differences - Income recognized from MLPs	9,560,517
Total net deferred tax asset	243,410,564

Total net deferred tax asset/(liability)	$243,410,564

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	59,435,302
11/30/2034	89,553,891
11/30/2035	351,637,041
Total	$543,991,485

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,468,689,740
Gross Unrealized Appreciation	$684,084,047
Gross Unrealized Depreciation	(774,428,942)
Net Unrealized Appreciation (Depreciation) on Investments	$(90,344,895)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$3,188,726,522	$—	$—	$3,188,726,522
Common Stocks*	189,618,323	—	—	189,618,323
Total Assets	$3,378,344,845	$—	$—	$3,378,344,845

*	For a detailed break-out of securities by major industry classifi cation, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class A
Sold	40,493,322	$464,279,090	91,900,805	$1,189,138,025
Dividends and/or distributions reinvested	7,909,913	87,522,247	6,374,407	81,566,285
Redeemed	(68,189,396)	(769,379,124)	(42,899,152)	(561,420,460)
Net Increase/(Decrease)	(19,786,161)	$(217,577,787)	55,376,060	$709,283,850

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class C
Sold	24,316,022	$270,575,510	45,617,005	$582,283,759
Dividends and/or distributions reinvested	5,380,628	57,707,542	3,204,488	40,326,173
Redeemed	(23,720,276)	(253,488,031)	(6,070,379)	(77,630,283)
Net Increase	5,976,374	$74,795,021	42,751,114	$544,979,649

Class I
Sold	1,726,126	$19,446,285	479,350	$6,187,593
Dividends and/or distributions reinvested	40,882	443,710	7,904	101,787
Redeemed	(1,031,254)	(11,017,237)	(206,038)	(2,687,276)
Net Increase	735,754	$8,872,758	281,216	$3,602,104

Class Y
Sold	89,222,081	$1,020,574,628	90,382,567	$1,190,559,996
Dividends and/or distributions reinvested	10,370,858	116,640,045	7,191,977	93,239,959
Redeemed	(101,423,091)	(1,150,924,236)	(28,795,752)	(376,694,778)
Net Increase/(Decrease)	(1,830,152)	$(13,709,563)	68,778,792	$907,105,177

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2015, were as follows:

	Purchases	Sales
Investment securities	$1,683,089,281	$1,854,239,121

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the year ended November 30, 2015 was 1.09% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2015	$665,876	$67,258	$273,829

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

commissions, acquired fund fees and expenses, dividend costs related to short sales, and litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2015, the Manager reimbursed $1,752,577, $1,032,612, and $2,169,100 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2016	$494,767
November 30, 2017	4,876,625
November 30, 2018	4,954,289

During the year ended November 30, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

Effective November 17, 2015, the Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Borrowing Agreement (Continued)

borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended November 30, 2015, the Fund paid $307,025 in borrowing fees. The Fund did not utilize the facility during the period ended November 30, 2015.

Prior to November 17, 2015, the Trust was a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). Each Fund was permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, was invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing was fully collateralized throughout the term of the borrowing with securities or other assets of the Fund.

Borrowings under the Citi Loan Agreement were charged interest at a calculated rate computed by Citi based on the three month LIBOR rate plus 0.80% per annum. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The Fund did not utilize the facility during the period ended November 30, 2015.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

10. Pending Litigation (Continued)

defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2016

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund underperformed its category median for the one-year period, but that it outperformed its category median for the three-year period. The Board considered that the independent consultant introduced the retail energy limited partnership category last year and that the Fund is now classified in that category.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and category median and that the Fund’s total expenses were equal to its peer group median and category median. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s MLP investments. The Board also considered that within the total asset range of $2 billion to $5

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

billion, the Fund’s effective management fee was higher than its peer group median and category median. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. The fee limitation may not be amended or terminated for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

44 OPPENHEIMER STEELPATH MLP ALPHA FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	8/7/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	11/6/15	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA FUND 45

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2012) Year of Birth: 1940

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the OppenheimerFunds, Inc. and with subsidiary or affiliated companies of the OppenheimerFunds, Inc. (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of the OFI Global Asset Management Inc. (since July 2014), President of OFI Global Asset Management Inc. (since May 2013), a Director of OFI Global Asset Management Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of the Manager (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc.(October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).An officer of 93 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). Prior to joining OFI Global Asset Management, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP ALPHA FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel of the Manager (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 93 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 93 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., the Manager, OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 93 portfolios in the OppenheimerFunds complex.

52 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959

Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 93 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 53

OPPENHEIMER STEELPATH MLP ALPHA FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 55

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

56 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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OPPENHEIMER STEELPATH MLP ALPHA FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

**Visit Us**
oppenheimerfunds.com

**Call Us**
800 225 5677

**Follow Us**

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

**RA1387.001.1115 January 27, 2016**

Annual Report 11/30/2015

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	8
Share Class Performance	9
Fund Expenses	11
Statement of Investments	13
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Board Approval of the Fund’s Investment Advisory Agreement	44
Distribution Sources	47
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	48
Trustees and Officers	49
Privacy Policy Notice	57

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-23.32%	-27.72%	2.75%	-34.03%
5-Year	0.95%	-0.24%	14.40%	2.56%
Since Inception (3/31/10)	3.05%	1.98%	13.06%	6.11%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -23.32% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (“AMZ” or the “Index”), returned -34.03%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 2.75%.

Over the twelve-month reporting period, the MLP sector underperformed the broader markets coincident with a sharp pullback in the prices of crude oil and natural gas. This commodity price decline has led to substantially lower drilling activity and a reduced rate of expected production growth for natural gas and modest declines in the rate of onshore crude oil production. Energy equity market weakness was acute over the reporting period, with non-midstream industries particularly weak early in the period, but midstream entities appeared to take the baton to trade materially lower in the latter part of the year. We believe that fundamentally, the midstream businesses that underlie the publicly-traded equities remain healthy. Third quarter reporting season wrapped up in November during which 82 sector participants reported third quarter financial results. Operating performance was, on average, better than expectations with market-capitalization weighted EBITDA, or Earnings Before Interest, Taxes, Depreciation and

OPPENHEIMER STEELPATH MLP INCOME FUND 3

Amortization, averaging 2.6% higher than consensus expectations, and 7.8% higher than the second quarter of 2015. Additionally, these 82 midstream companies announced third quarter distributions that were, on average, 2.0% higher than the second quarter of 2015, which reflected an 11.1% increase over the year-ago period. Of these 82 entities, 47 have increased cash distributions from the second quarter of 2015 while no midstream name had reduced its distribution. Also, 11 general partners have announced distributions for the period. On average, these general partners increased their distributions by 3.4% over the second quarter of 2015, which reflects a 17.0% increase over the year-ago period.

Over the reporting period, approximately $20 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a decreased rate from the roughly $35 billion raised over the twelve month reporting period ended November 30, 2014. MLPs also raised approximately $36 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended November at $41.65 per barrel, down 37% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 39% lower over the reporting period; thereby reducing the spread between international and domestic crude oil prices. Crude oil price weakness appears linked to the ongoing imbalance between global crude oil supply and demand caused by increased U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in defending market share, and modest concern relating to the intensity of demand growth.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (mmbtu), 51% lower than the same period in 2014. Natural gas storage levels entered the winter draw season at record high levels and production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide some demand support, however a strong “El Niño” weather pattern appears poised to keep winter temperatures milder than normal.

4 OPPENHEIMER STEELPATH MLP INCOME FUND

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.98 per barrel, a 36% decline over the reporting period. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 19% lower than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates and medium-term rates rose more than longer-dated yields. The ten-year Treasury yield rose 4 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 267 basis points to 6.19% over the reporting period. This compares to a trailing five-year average spread of 421 basis points and the average spread since 2000, adjusted for the financial crisis period, of approximately 315 basis points. The AMZ indicated yield at period-end was 8.40%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of 2.74% (as measured by the Dow Jones Equity All REIT Total Return Index) and -2.66% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -34.03% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined well below the ten-year average, ending the period at levels last seen during the financial crisis period.

SUBSECTOR REVIEW

All of the subsectors in the midstream, or energy infrastructure, MLP asset class experienced declines over the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by a fundamental outlook that is clearly independent of crude oil pricing, which experienced significant weakness over the period. The natural gas pipeline group followed as natural gas production continued to increase and growth projects were placed into service. The petroleum pipeline subsector also delivered good relative performance bolstered by new assets with take-or-pay contracts and continued growth in demand for products refined from crude oil.

Asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Upstream MLPs, including those active in exploration and production and oilfield services and supply, generated the weakest returns as the commodity price associated pullback weighed heavily on the business leading to multiple distribution reductions, suspensions and eliminations. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Also among the weakest subsectors for the period were

OPPENHEIMER STEELPATH MLP INCOME FUND 5

the gathering and processing MLPs, where weakness was influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Holly Energy Partners LP (HEP) and Sprague Resources LP (SRLP).

HEP units outperformed the Index during the reporting period primarily due to its defensive asset position and increased distribution growth guidance. The partnership’s mid-to-high single digit distribution growth expectations derive from a combination of organic projects and dropdowns from its sponsor HollyFrontier (HFC). HEP generates stable cash flows that are fee-oriented and underpinned by strong contractual commitments.

SRLP units outperformed the Index after strong performance from the partnership’s low risk refined products terminaling and marketing, natural gas marketing, and materials handling business units. Further, market participants’ confidence was bolstered further by distribution coverage in excess of 200%.

Key detractors from the Fund’s performance were Williams Partners LP (WPZ) and Energy Transfer Partners LP (ETP).

WPZ’s underperformance versus the Index over the year was influenced by the announced merger of its general partner (WMB) and Energy Transfer Equity (ETE) as well as the termination of WPZ’s planned acquisition by WMB. Going forward, we believe $400 million in expected cost savings and $2 billion in commercial synergies between the Energy Transfer entities and WPZ should help facilitate a better distribution growth trajectory than previously expected.

ETP units underperformed the Index following the announcement that merger terms between ETP’s parent, Energy Transfer Equity (ETE), and The Williams Companies (WMB) had been reached. We do not expect the merger to carry any detrimental consequences for ETP and price weakness appeared technical in nature. Following ETP’s merger with Regency Energy Partners during the second quarter, ETP is now positioned as one of the largest MLPs with geographically diverse operations in substantially all major producing areas in the United States, and across business lines.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. At November 30, 2015, the Fund determined a valuation allowance was required. See Note 2 of the Notes to Financial Statements for more information.

6 OPPENHEIMER STEELPATH MLP INCOME FUND

OUTLOOK

Despite the extreme level of negative sector sentiment today, we believe the fundamentals underlying the majority of midstream businesses remains intact. Though the extreme pressures existing in the energy industry today have impacted, and likely will continue to impact, certain operators and certain businesses, we have not seen and do not expect to see sector-wide, systemic operating issues that would justify recent market sentiment.

As a result, we believe many valuations in the sector have entered an extreme oversold condition. Of course, we can’t predict when energy or MLP sector sentiment will change. However, periods of poor sentiment and trading are quite common. What we are seeing now is only unique by the degree and longevity of the price volatility that appears to be tracking with crude oil sentiment. We are confident today’s negative sentiment will eventually turn, just as it has so many times before, and investors are likely to find the resiliency of midstream operating cash flows compelling once again.

Brian Watson, CFA Portfolio Manager	Stuart Cartner Portfolio Manager

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	8.20%
Enbridge Energy Partners LP	8.11%
NuStar Energy LP	6.86%
Williams Partners LP	5.95%
Buckeye Partners LP	5.55%
TC Pipelines LP	4.76%
Teekay LNG Partners LP	4.29%
ONEOK Partners LP	3.35%
Targa Resources Partners LP	3.10%
Holly Energy Partners LP	3.00%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total value of investments.

8 OPPENHEIMER STEELPATH MLP INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPDX)	3/31/10	-23.32%	3.05%
Class C (MLPRX)	6/10/11	-23.85%	-0.17%
Class I (OSPMX)	6/28/13	-23.06%	-6.26%
Class Y (MLPZX)	3/31/10	-23.11%	3.30%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPDX)	3/31/10	-27.72%	1.98%
Class C (MLPRX)	6/10/11	-24.55%	-0.17%
Class I (OSPMX)	6/28/13	-23.06%	-6.26%
Class Y (MLPZX)	3/31/10	-23.11%	3.30%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

OPPENHEIMER STEELPATH MLP INCOME FUND 9

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

Actual	Beginning Account Value June 1, 2015	Ending AccountValue November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
CLASS A	$ 1,000.00	$ 782.60	$ 6.38
CLASS C	1,000.00	779.90	9.79
CLASS I	1,000.00	784.30	4.87
CLASS Y	1,000.00	783.80	5.24

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,017.84	7.23
CLASS C	1,000.00	1,014.00	11.07
CLASS I	1,000.00	1,019.54	5.51
CLASS Y	1,000.00	1,019.13	5.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios*
Class A	1.43%
Class C	2.19
Class I	1.09
Class Y	1.17

*	For the 6-month period ended November 30, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS November 30, 2015

Description	Shares	Value
Master Limited Partnership Shares — 89.7%
Diversified — 9.3%
ONEOK Partners LP	3,466,246	$104,784,617
Williams Partners LP	6,793,524	186,278,428
Total Diversified		291,063,045

Gathering/Processing — 18.9%
American Midstream Partners LP [1]	2,958,930	30,181,086
Archrock Partners LP [1]	5,163,704	82,980,723
Crestwood Equity Partners LP	3,358,453	62,903,827
CSI Compressco LP 1	1,708,611	23,920,554
DCP Midstream Partners LP	2,999,859	76,196,419
EnLink Midstream Partners LP	5,747,331	85,750,178
Midcoast Energy Partners LP 1	3,100,729	34,914,209
Southcross Energy Partners LP [1]	1,713,278	7,881,079
Summit Midstream Partners LP	2,004,405	37,301,977
Targa Resources Partners LP	4,256,953	97,228,806
USA Compression Partners LP [1]	3,429,769	52,201,084
Total Gathering/Processing		591,459,942

Marine — 7.8%
GasLog Partners LP	499,041	8,992,719
Golar LNG Partners LP	1,845,841	26,469,360
Hoegh LNG Partners LP	488,242	7,763,048
KNOT Offshore Partners LP [1]	1,053,652	16,753,067
Seadrill Partners LLC	2,973,782	25,515,049
Teekay LNG Partners LP [1]	5,912,154	134,205,896

Description	Shares	Value
Marine — 7.8% (Continued)
Teekay Offshore Partners LP	1,911,030	$25,397,588
Total Marine		245,096,727

Natural Gas Pipelines — 14.2%
CrossAmerica Partners LP [1]	1,545,416	37,831,784
Energy Transfer Partners LP	6,717,806	256,687,356
TC Pipelines LP	3,016,821	149,211,966
Total Natural Gas Pipelines		443,731,106

Petroleum Transportation — 33.4%
Arc Logistics Partners LP 1	1,846,477	25,278,270
Buckeye Partners LP	2,567,808	173,814,924
Enbridge Energy Partners LP	10,225,998	254,116,050
Global Partners LP 1	1,955,665	48,617,832
Holly Energy Partners LP	2,822,214	94,007,948
Martin Midstream Partners LP [1]	3,523,563	88,793,788
NGL Energy Partners LP	3,177,844	55,771,162
NuStar Energy LP [1]	5,365,811	214,739,756
Plains All American Pipeline LP	506,000	12,538,680
Sprague Resources LP 1	1,530,958	35,227,344
Sunoco LP	616,123	22,919,776
TransMontaigne Partners LP	560,614	13,488,373
USD Partners LP 1	700,975	7,051,808
Total Petroleum Transportation		1,046,365,711

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Propane — 6.1%
Amerigas Partners LP	1,655,351	$64,906,313
Ferrellgas Partners LP	3,476,316	72,933,110
Suburban Propane Partners LP	1,750,089	52,275,158
Total Propane		190,114,581

Total Master Limited Partnership Shares
(identified cost $3,606,602,788)		2,807,831,112

Common Stock — 1.5%
Petroleum Transportation — 1.5%
Enbridge Energy Management LLC [2]	1,938,353	48,342,523

Total Common Stock
(identified cost $48,128,865)		48,342,523

Preferred Stock — 0.4%
Marine — 0.4%
Teekay Offshore Partners, 7.25%	766,550	13,583,266

Total Preferred Stock
(identified cost $19,163,750)		13,583,266

Description	Shares	Value
Short-Term Investment — 0.6%
Money Market — 0.6%
Fidelity Treasury Portfolio, Institutional Class, 0.010% [3]	18,497,766	$18,497,766

Total Short-Term Investment
(identified cost $18,497,766)		18,497,766

Total Investments — 92.2%
(identified cost $3,692,393,169)		2,888,254,667
Other Assets In Excess of Liabilities — 7.8%		243,234,842
Net Assets — 100.0%		$3,131,489,509

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares November 30, 2015
American Midstream Partners LP	1,170,862	1,788,068	—	2,958,930
Archrock Partners LPi	5,163,704	—	—	5,163,704
Arc Logistic Partners LP	1,605,368	241,109	—	1,846,477
Crestwood Midstream Partners LPii	12,195,607	16,950	(12,212,557)iii	—
CrossAmerica Partners LP	1,545,416	—	—	1,545,416
CSI Compressco LPi[v]	1,668,990	39,621	—	1,708,611
Global Partners LP	1,855,665	100,000	—	1,955,665
KNOT Offshore Partners LP	1,005,136	48,516	—	1,053,652
Martin Midstream Partners LP	3,523,563	—	—	3,523,563
Midcoast Energy Partners LP	3,100,729	—	—	3,100,729
Nustar Energy LP	6,066,052	142,880	(843,121)	5,365,811
Southcross Energy Partners LP	2,414,581	—	(701,303)	1,713,278
Sprague Resources LP	1,530,958	—	—	1,530,958
TC Pipelines LPii	3,821,552	—	(804,731)	3,016,821
Teekay LNG Partners LP	5,135,083	777,071	—	5,912,154
USA Compression Partners LP	3,429,769	—	—	3,429,769
USD Partners LP	603,060	97,915	—	700,975

	Value November 30, 2015	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$30,181,086	$4,331,370	$—
Archrock Partners LPi	82,980,723	11,669,971	—
Arc Logistic Partners LP	25,278,270	2,811,133	—
Crestwood Midstream Partners LPii	—	15,021,445	—
CrossAmerica Partners LP	37,831,784	3,446,278	—
CSI Compressco LPi[v]	23,920,554	3,348,493	—
Global Partners LP	48,617,832	5,348,744	—
KNOT Offshore Partners LP	16,753,067	—	—
Martin Midstream Partners LP	88,793,788	11,442,024	—
Midcoast Energy Partners LP	34,914,209	4,341,021	—
Nustar Energy LP	214,739,756	26,602,304	(7,853,851)
Southcross Energy Partners LP	7,881,079	3,492,156	(3,051,669)
Sprague Resources LP	35,227,344	2,939,439	—
TC Pipelines LPii	149,211,966	11,201,787	12,711,407
Teekay LNG Partners LP	134,205,896	16,339,831	—
USA Compression Partners LP	52,201,084	7,116,771	—
USD Partners LP	7,051,808	762,117	—

i.	Name change from Exterran Partners LP effective November 4, 2015.

ii.	An affiliate as of November 28, 2014. Is not an affiliate as of November 30, 2015.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF INVESTMENTS (Continued)

iii	Acquired by Crestwood Equity Partners LP October 1, 2015.

iv	Name change from Compressco Partners LP effective December 1, 2014.

*	November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

2.	Non-income producing.
3.	Variable rate security; the coupon rate represents the rate at November 30, 2015.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,623,886,995)	$2,047,676,387
Affiliated companies (cost $1,068,506,174)	840,578,280
2,888,254,667
Deferred tax asset, net	251,144,080
Receivable for investments sold	5,780,040
Receivable for beneficial interest sold	4,347,375
Prepaid expenses	570,901
Dividends receivable	144
Total assets	3,150,097,207

Liabilities:
Payable for beneficial interest redeemed	13,542,880
Payable to Manager	2,277,684
Payable for distribution and service plan fees	1,252,149
Transfer agent fees payable	603,064
Trustees' fees payable	50,648
Borrowing expense payable	8,039
Other liabilities	873,234
Total liabilities	18,607,698

Net Assets	$3,131,489,509

Composition of Net Assets
Par value of shares of beneficial interest	$406,125
Paid-in capital	3,703,954,206
Undistributed net investment loss, net of deferred taxes	(93,149,379)
Accumulated undistributed net realized gains on investments, net of deferred taxes	83,065,901
Net unrealized depreciation on investments, net of deferred taxes	(562,787,344)
Net Assets	$3,131,489,509

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.78
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.25
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.51
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.93
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.91

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Assets:
Class A shares	$1,355,596,538
Class C shares	1,096,028,326
Class I shares	234,764
Class Y shares	679,629,881
Total Net Assets	$3,131,489,509

Shares Outstanding:
Class A shares	174,222,972
Class C shares	145,975,048
Class I shares	29,607
Class Y shares	85,897,134
Total Shares Outstanding	406,124,761

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

Investment Income
Distributions from:
Unaffiliated Master Limited Partnerships	$222,782,092
Affiliated Master Limited Partnerships	103,991,651
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(222,782,092)
Affiliated Master Limited Partnerships	(103,991,651)
Dividend income	8,931,779
Total investment income	8,931,779

Expenses
Management fees	39,389,144
Distribution and service plan fees
Class A	4,548,946
Class C	14,757,669
Transfer agent fees
Class A	4,003,073
Class C	3,246,687
Class I	67
Class Y	1,925,675
Tax expense	886,730
Administrative fees	841,418
Registration fees	307,773
Borrowing fees	277,645
Custody fees	188,026
Legal, auditing, and other professional fees	168,523
Trustees' fees	128,903
Other	113,432
Total expenses, before waivers and deferred taxes	70,783,711
Less expense waivers	(4,433,066)
Net expenses, before deferred taxes	66,350,645

Net investment loss, before deferred taxes	(57,418,866)
Deferred tax benefit	22,498,804
Net investment loss, net of deferred taxes	(34,920,062)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	70,938,879
Affiliated companies	(10,905,520)
Deferred tax expense	(19,971,763)
Net realized gains, net of deferred taxes	40,061,596
Net Change in Unrealized Appreciation
Investments	(1,586,207,586)
Deferred tax benefit	533,119,648
Net change in unrealized appreciation, net of deferred taxes	(1,053,087,938)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(1,013,026,342)
Change in net assets resulting from operations	$(1,047,946,404)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(34,920,062)	$(36,269,893)
Net realized gains on investments, net of deferred taxes	40,061,596	41,636,062
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(1,053,087,938)	280,370,838
Change in net assets resulting from operations	(1,047,946,404)	285,737,007

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(143,148,149)	(131,858,031)
Class C shares	(119,784,470)	(96,172,803)
Class I shares	(17,578)	(12,451)
Class Y shares	(68,347,631)	(54,384,943)
Change in net assets resulting from distributions to shareholders	(331,297,828)	(282,428,228)

Beneficial Interest Transactions
Class A shares	(165,789,024)	650,338,375
Class C shares	(109,079,027)	844,607,021
Class I shares	(15,061)	226,204
Class Y shares	(25,064,755)	455,741,298
Change in net assets resulting from beneficial interest transactions	(299,947,867)	1,950,912,898
Change in net assets	(1,679,192,099)	1,954,221,677

Net Assets
Beginning of period	4,810,681,608	2,856,459,931
End of period	$3,131,489,509	$4,810,681,608

Undistributed net investment loss, net of deferred taxes	$(93,149,379)	$(58,229,317)

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.01	$10.86	$9.83	$10.14	$10.83
Income/(loss) from investment operations:
Net investment loss[1]	(0.06)	(0.09)	(0.09)	(0.09)	(0.09)
Return of capital[1]	0.48	0.48	0.49	0.48	0.47
Net realized and unrealized gains/(losses)	(2.87)	0.54	1.41	0.08	(0.24)
Total from investment operations	(2.45)	0.93	1.81	0.47	0.14
Distributions to shareholders:
Return of capital	(0.78)	(0.78)	(0.78)	(0.70)	(0.83)
Income	—	—	—	(0.08)	—
Total distributions to shareholders	(0.78)	(0.78)	(0.78)	(0.78)	(0.83)
Net asset value, end of period	$7.78	$11.01	$10.86	$9.83	$10.14

Total Return, at Net Asset Value [2]	(23.32%)	8.66%	18.79%	4.61%	1.27%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,355,597	$2,116,790	$1,452,182	$333,544	$172,056
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.49%	1.50%	1.42%	1.51%	1.62%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)
Net of (waivers) and before deferred tax expense/(benefit)	1.38%[3]	1.38%[3]	1.35%[4]	1.35%	1.35%
Deferred tax expense/(benefit)[5,6]	(12.85%)	4.38%	6.97%	2.02%	(0.77%)
Total expenses/(benefit)	(11.47%)	5.76%	8.32%	3.37%	0.58%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.22%)	(1.41%)	(1.32%)	(1.51%)	(1.61%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.11%)	(1.29%)	(1.25%)	(1.35%)	(1.34%)
Deferred tax benefit[6,7]	0.54%	0.56%	0.45%	0.47%	0.50%
Net investment loss	(0.57%)	(0.73%)	(0.80%)	(0.88%)	(0.84%)

Portfolio turnover rate	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Per share amounts calculated based on average shares outstanding during the period.
2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.73	$10.68	$9.75	$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss[2]	(0.15)	(0.17)	(0.14)	(0.13)	(0.06)
Return of capital[2]	0.48	0.48	0.50	0.51	0.26
Net realized and unrealized gains/(losses)	(2.77)	0.52	1.35	0.02	(0.34)
Total from investment operations	(2.44)	0.83	1.71	0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.78)	(0.78)	(0.78)	(0.70)	(0.39)
Income	—	—	—	(0.08)	—
Total distributions to shareholders	(0.78)	(0.78)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$7.51	$10.73	$10.68	$9.75	$10.13

Total Return, at Net Asset Value [3]	(23.85%)	7.84%	17.88%	3.89%	(1.31%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,096,028	$1,701,552	$869,041	$36,764	$2,826
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)	2.24%	2.25%	2.18%	2.37%	4.44%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense/(benefit)	2.13%[5]	2.13%[5]	2.11%[6]	2.10%	2.10%
Deferred tax expense/(benefit)[7,8]	(12.85%)	4.38%	5.39%	1.78%	(1.31%)
Total expenses/(benefit)	(10.72%)	6.51%	7.50%	3.88%	0.79%

Ratio of Investment Loss to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(2.21%)	(2.21%)	(2.08%)	(2.37%)	(4.44%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.10%)	(2.09%)	(2.01%)	(2.10%)	(2.10%)
Deferred tax benefit[8,9]	0.54%	0.56%	0.73%	0.75%	0.79%
Net investment loss	(1.56%)	(1.53%)	(1.28%)	(1.35%)	(1.31%)

Portfolio turnover rate	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 10, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.17	$10.97	$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.03)	0.01	(0.03)
Return of capital[3]	0.48	0.48	0.22
Net realized and unrealized gains/(losses)	(2.91)	0.49	0.02
Total from investment operations	(2.46)	0.98	0.21
Distributions to shareholders:
Return of capital	(0.78)	(0.78)	(0.39)
Net asset value, end of period	7.93	$11.17	$10.97

Total Return, at Net Asset Value [4]	(23.06%)	9.04%	1.90%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$235	$331	$113
Ratio of Expenses to Average Net Assets:[5]
Before deferred tax expense/(benefit)	1.05%[6]	1.05%[6]	1.16%[7]
Deferred tax expense/(benefit)[8,9]	(12.85%)	4.38%	2.23%
Total expenses/(benefit)	(11.80%)	5.43%	3.39%

Ratio of Investment Income/(Loss) to Average Net Assets:[5]
Before deferred tax benefit/(expense)	(0.88%)	(0.45%)	(1.05%)
Deferred tax benefit[9,10]	0.54%	0.56%	0.37%
Net investment income/(loss)	(0.34%)	0.11%	(0.68%)

Portfolio turnover rate	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.02%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*, 1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.15	$10.97	$9.89	$10.17	$10.84
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.04)	(0.07)	(0.07)	(0.08)
Return of capital[2]	0.48	0.48	0.49	0.49	0.47
Net realized and unrealized gains/(losses)	(2.92)	0.52	1.44	0.08	(0.23)
Total from investment operations	(2.46)	0.96	1.86	0.50	0.16
Distributions to shareholders:
Return of capital	(0.78)	(0.78)	(0.78)	(0.70)	(0.83)
Income	—	—	—	(0.08)	—
Total distributions to shareholders	(0.78)	(0.78)	(0.78)	(0.78)	(0.83)
Net asset value, end of period	$7.91	$11.15	$10.97	$9.89	$10.17

Total Return, at Net Asset Value [3]	(23.11%)	8.85%	19.19%	4.89%	1.46%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$679,630	$992,009	$535,124	$134,481	$84,506
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.24%	1.24%	1.18%	1.27%	1.37%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)
Net of (waivers) and before deferred tax expense/(benefit)	1.13%[4]	1.12%[4]	1.11%[5]	1.10%	1.10%
Deferred tax expense/(benefit)[6,7]	(12.85%)	4.38%	6.68%	2.10%	(0.65%)
Total expenses/(benefit)	(11.72%)	5.50%	7.79%	3.20%	0.45%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.81%)	(1.01%)	(1.08%)	(1.27%)	(1.37%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.70%)	(0.89%)	(1.01%)	(1.10%)	(1.10%)
Deferred tax benefit[7,8]	0.54%	0.56%	0.37%	0.38%	0.41%
Net investment loss	(0.16%)	(0.33%)	(0.64%)	(0.72%)	(0.69%)

Portfolio turnover rate	18%	14%	4%	29%	24%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), and a wholly-owned subsidiary of OppenheimerFunds, Inc. “OFI” or “Oppenheimer”.

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective as of January 25, 2016, the Fund will again be open to new investors, subject to the terms described in the Prospectus dated March 30, 2015, as supplemented November 20, 2015. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed monthly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the year ended November 30, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2015:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense/(benefit)	$—

Deferred tax expense/(benefit)
Federal	$(503,251,436)
State	(32,395,253)
Total deferred tax expense/(benefit)	$(535,646,689)

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(554,257,583)	35.00%
State income taxes net of federal benefit	(28,504,676)	1.80%
Effect of state tax rate change	(3,813,709)	0.24%
Effect of permanent & temporary differences	(1,571,533)	0.10%
Change in valuation allowance	52,500,812	(3.32%)
Total income tax expense/(benefit)	$(535,646,689)	33.82%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2015, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$167,545,656
Net unrealized losses on investment securities (tax basis)	127,074,751
Capital loss carryforward (tax basis)	—
Book to tax differences - Income recognized from MLPs	9,024,485
Total deferred tax asset	303,644,892

Valuation allowance	(52,500,812)
Total net deferred tax asset/(liability)	$251,144,080

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	236,060,497
Total	$455,287,108

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,244,948,856
Gross Unrealized Appreciation	$417,371,743
Gross Unrealized Depreciation	(774,065,932)
Net Unrealized Appreciation (Depreciation) on Investments	$(356,694,189)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2015 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,807,831,112	$—	$—	$2,807,831,112
Common Stock*	48,342,523	—	—	48,342,523
Preferred Stock*	13,583,266	—	—	13,583,266
Short Term Investment	18,497,766	—	—	18,497,766
Total Assets	$2,888,254,667	$—	$—	$2,888,254,667

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class A
Sold	35,380,577	$348,141,667	99,450,209	$1,108,580,142
Dividends and/or distributions reinvested	13,058,047	123,846,156	10,364,067	115,786,812
Redeemed	(66,506,535)	(637,776,847)	(51,245,257)	(574,028,579)
Net Increase/(Decrease)	(18,067,911)	$(165,789,024)	58,569,019	$650,338,375

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class C
Sold	15,795,255	$153,334,034	85,333,602	$933,674,113
Dividends and/or distributions reinvested	12,311,750	113,080,215	8,236,392	90,167,100
Redeemed	(40,704,320)	(375,493,276)	(16,358,921)	(179,234,192)
Net Increase/(Decrease)	(12,597,315)	$(109,079,027)	77,211,073	$844,607,021

Class I
Sold	19,560	$183,775	18,445	$215,414
Dividends and/or distributions reinvested	1,788	16,866	1,034	11,739
Redeemed	(21,409)	(215,702)	(84)	(949)
Net Increase/(Decrease)	(61)	$(15,061)	19,395	$226,204

Class Y
Sold	36,697,084	$358,015,218	54,672,901	$619,345,640
Dividends and/or distributions reinvested	7,008,979	67,280,120	4,734,294	53,594,402
Redeemed	(46,759,236)	(450,360,093)	(19,256,354)	(217,198,744)
Net Increase/(Decrease)	(3,053,173)	$(25,064,755)	40,150,841	$455,741,298

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2015, were as follows:

	Purchases	Sales
Investment securities	$811,645,832	$746,154,109

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the year ended November 30, 2015 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2015	$549,446	$72,269	$341,405

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2015, the Manager reimbursed $1,934,099, $1,568,640, and $930,327 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2016	1,006,421
November 30, 2017	4,687,900
November 30, 2018	4,433,066

During the year ended November 30, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

Effective November 17, 2015, the Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the

40 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Borrowing Agreement (Continued)

borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended November 30, 2015, the Fund paid $277,645 in borrowing fees. The Fund did not utilize the facility during the period ended November 30, 2015.

Prior to November 17, 2015, the Trust was a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). Each Fund was permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, was invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing was fully collateralized throughout the term of the borrowing with securities or other assets of the Fund.

Borrowings under the Citi Loan Agreement were charged interest at a calculated rate computed by Citi based on the three month LIBOR rate plus 0.80% per annum. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The Fund did not utilize the facility during the period ended November 30, 2015.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court

OPPENHEIMER STEELPATH MLP INCOME FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

10. Pending Litigation (Continued)

issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER STEELPATH MLP INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Income Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Income Fund (the “Fund”) as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2016

OPPENHEIMER STEELPATH MLP INCOME FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund underperformed its category median for the one- and three-year periods. The Board considered that the independent consultant introduced the retail energy limited partnership category last year and that the Fund is now classified in that category. The Board noted that the index used in the category calculations has a bias towards smaller-cap names, which the Fund may find difficult to own given its size.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board noted that the Fund’s contractual management fees and total expenses both rank in the first quintile. The Board also considered that within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee was lower than its peer group median and category median. The Board considered that the

OPPENHEIMER STEELPATH MLP INCOME FUND 45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. The fee limitation may not be amended or terminated for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER STEELPATH MLP INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	6/5/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	7/8/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	8/7/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	9/9/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	10/7/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/25/15	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP INCOME FUND 47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2012) Year of Birth: 1940

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the OppenheimerFunds, Inc. and with subsidiary or affiliated companies of the OppenheimerFunds, Inc. (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

52 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015) President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of the OFI Global Asset Management Inc. (since July 2014), President of OFI Global Asset Management Inc. (since May 2013), a Director of OFI Global Asset Management Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of the Manager (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc.(October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).An officer of 93 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). Prior to joining OFI Global Asset Management, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP INCOME FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel of the Manager (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 93 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 93 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., the Manager, OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 93 portfolios in the OppenheimerFunds complex.

54 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959

Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 93 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 55

OPPENHEIMER STEELPATH MLP INCOME FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

56 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP INCOME FUND 57

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

58 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMER STEELPATH MLP INCOME FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

**Visit Us**
oppenheimerfunds.com

**Call Us**
800 225 5677

**Follow Us**

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

**RA1390.001.1115 January 27, 2016**

Annual Report 11/30/2015

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer SteelPath MLP Alpha Plus Fund

Fund Performance Discussion	3
Top Holdings and Allocations	8
Share Class Performance	9
Fund Expenses	11
Statement of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Board Approval of the Fund’s Investment Advisory Agreement	43
Distribution Sources	46
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	47
Trustees and Officers	48
Privacy Policy Notice	56

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-34.68%	-38.44%	2.75%	-34.03%
Since Inception (2/6/12)	-0.19%	-1.73%	14.56%	-1.37%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -34.68% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (“AMZ” or the “Index”), returned -34.03%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 2.75%.

Over the twelve-month reporting period, the MLP sector underperformed the broader markets coincident with a sharp pullback in the prices of crude oil and natural gas. This commodity price decline has led to substantially lower drilling activity and a reduced rate of expected production growth for natural gas and modest declines in the rate of onshore crude oil production. Energy equity market weakness was acute over the reporting period, with non-midstream industries particularly weak early in the period, but midstream entities appeared to take the baton to trade materially lower in the latter part of the year. We believe that fundamentally, the midstream businesses that underlie the publicly-traded equities remain healthy. Third quarter reporting season wrapped up in November during which 82 sector participants reported third quarter financial results. Operating performance was, on average, better than expectations with market-capitalization weighted EBITDA, or Earnings Before Interest, Taxes, Depreciation and

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

Amortization, averaging 2.6% higher than consensus expectations, and 7.8% higher than the second quarter of 2015. Additionally, these 82 midstream companies announced third quarter distributions that were, on average, 2.0% higher than the second quarter of 2015, which reflected an 11.1% increase over the year-ago period. Of these 82 entities, 47 have increased cash distributions from the second quarter of 2015 while no midstream name had reduced its distribution. Also, 11 general partners have announced distributions for the period. On average, these general partners increased their distributions by 3.4% over the second quarter of 2015, which reflects a 17.0% increase over the year-ago period.

Over the reporting period, approximately $20 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a decreased rate from the roughly $35 billion raised over the twelve month reporting period ended November 30, 2014. MLPs also raised approximately $36 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended November at $41.65 per barrel, down 37% over the reporting period. Global crude prices, as measured by Brent crude oil, traded 39% lower over the reporting period; thereby reducing the spread between international and domestic crude oil prices. Crude oil price weakness appears linked to the ongoing imbalance between global crude oil supply and demand caused by increased U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in defending market share, and modest concern relating to the intensity of demand growth.

Henry Hub natural gas spot prices exited the period at $2.09 per million British thermal units (mmbtu), 51% lower than the same period in 2014. Natural gas storage levels entered the winter draw season at record high levels and production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide some demand support, however a strong “El Niño” weather pattern appears poised to keep winter temperatures milder than normal.

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.98 per barrel, a 36% decline over the reporting period. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 19% lower than the year-ago period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates and medium-term rates rose more than longer-dated yields. The ten-year Treasury yield rose 4 basis points to end the period at 2.20%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 267 basis points to 6.19% over the reporting period. This compares to a trailing five-year average spread of 421 basis points and the average spread since 2000, adjusted for the financial crisis period, of approximately 315 basis points. The AMZ indicated yield at period-end was 8.40%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of 2.74% (as measured by the Dow Jones Equity All REIT Total Return Index) and -2.66% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -34.03% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined well below the ten-year average, ending the period at levels last seen during the financial crisis period.

SUBSECTOR REVIEW

All of the subsectors in the midstream, or energy infrastructure, MLP asset class experienced declines over the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by a fundamental outlook that is clearly independent of crude oil pricing, which experienced significant weakness over the period. The natural gas pipeline group followed as natural gas production continued to increase and growth projects were placed into service. The petroleum pipeline subsector also delivered good relative performance bolstered by new assets with take-or-pay contracts and continued growth in demand for products refined from crude oil.

Asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Upstream MLPs, including those active in exploration and production and oilfield services and supply, generated the weakest returns as the commodity price associated pullback weighed heavily on the business leading to multiple distribution reductions, suspensions and eliminations. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Also among the weakest subsectors for the period were

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

the gathering and processing MLPs, where weakness was influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Shell Midstream Partners LP (SHLX) and Holly Energy Partners LP (HEP).

SHLX units benefited coming into the reporting period from strong market performance following its initial public offering in late October 2014. Over the reporting period, unit outperformance versus the Index was driven by strong sponsor support via attractive drop-down acquisition activity and the resulting distribution growth.

HEP units outperformed the Index during the reporting period primarily due to the partnership’s defensive asset position and increased distribution growth guidance. The partnership’s mid-to-high single digit distribution growth expectations derive from a combination of organic projects and dropdowns from its sponsor HollyFrontier (HFC). HEP generates stable cash flows that are fee-oriented and underpinned by strong contractual commitments.

Key detractors from the Fund’s performance were Williams Partners LP (WPZ) and Energy Transfer Equity LP (ETE).

WPZ’s underperformance versus the Index over the year was influenced by the announced merger of its general partner (WMB) and Energy Transfer Equity (ETE) as well as the termination of WPZ’s planned acquisition by WMB. Going forward, we believe $400 million in expected cost savings and $2 billion in commercial synergies between the Energy Transfer entities and WPZ should help facilitate a better distribution growth trajectory than previously expected.

ETE’s unit price underperformed the Index following the announcement that the terms for a merger with The Williams Companies (NYSE: WMB) had been reached. Through the combination with WMB, ETE is creating one of the largest energy infrastructure companies and dramatically enhancing its scale, cash flow diversity, and synergy potential. ETE’s underlying operating MLPs reported strong operating results for the reporting period.

Separately, the Fund also obtains leverage through borrowing, which contributed negatively to its performance this reporting period. Please note that, to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. At November 30, 2015, the

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund determined a valuation allowance was required. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

Despite the extreme level of negative sector sentiment today, we believe the fundamentals underlying the majority of midstream businesses remains intact. Though the extreme pressures existing in the energy industry today have impacted, and likely will continue to impact, certain operators and certain businesses, we have not seen and do not expect to see sector-wide, systemic operating issues that would justify recent market sentiment.

As a result, we believe many valuations in the sector have entered an extreme oversold condition. Of course, we can’t predict when energy or MLP sector sentiment will change. However, periods of poor sentiment and trading are quite common. What we are seeing now is only unique by the degree and longevity of the price volatility that appears to be tracking with crude oil sentiment. We are confident today’s negative sentiment will eventually turn, just as it has so many times before, and investors are likely to find the resiliency of midstream operating cash flows compelling once again.

Brian Watson, CFA Portfolio Manager	Stuart Cartner Portfolio Manager

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Magellan Midstream Partners LP	10.28%
Enterprise Products Partners LP	9.91%
Sunoco Logistics Partners LP	9.88%
Energy Transfer Partners LP	8.80%
Energy Transfer Equity LP	8.67%
TC Pipelines LP	7.50%
Buckeye Partners LP	6.20%
Williams Cos., Inc.	4.99%
MarkWest Energy Partners LP	4.58%
EQT Midstream Partners LP	4.57%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and based on the total value of investments.

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPLX)	2/6/12	-34.68%	-0.19%
Class C (MLPMX)	5/22/12	-35.20%	0.16%
Class I (OSPPX)	6/28/13	-34.39%	-9.19%
Class Y (MLPNX)	12/30/11	-34.59%	0.43%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	Since Inception
Class A (MLPLX)	2/6/12	-38.44%	-1.73%
Class C (MLPMX)	5/22/12	-35.80%	0.16%
Class I (OSPPX)	6/28/13	-34.39%	-9.19%
Class Y (MLPNX)	12/30/11	-34.59%	0.43%

Performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$ 1,000.00	$ 687.90	$ 10.31
Class C	1,000.00	684.90	13.42
Class I	1,000.00	689.10	8.27
Class Y	1,000.00	687.90	9.13

Hypothetical (5% return before expenses)
Class A	1,000.00	1,012.78	12.30
Class C	1,000.00	1,009.07	16.00
Class I	1,000.00	1,015.21	9.86
Class Y	1,000.00	1,014.18	10.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios*
CLASS A	2.44%
CLASS C	3.18
CLASS I	1.95
CLASS Y	2.16

*	For the 6-month period ended November 30, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS November 30, 2015

Description	Shares	Value
Master Limited Partnership Shares — 108.7%
Diversified — 14.4%
Enterprise Products Partners LP [1]	858,144	$21,788,276
Williams Partners LP [1]	360,016	9,871,639
Total Diversified		31,659,915

Gathering/Processing — 8.9%
MarkWest Energy Partners LP [1]	209,904	10,075,392
Targa Resources Partners LP [1]	184,712	4,218,822
Western Gas Partners LP [1]	107,709	5,172,186
Total Gathering/Processing		19,466,400

Marine — 2.1%
Seadrill Partners LLC [1]	545,835	4,683,264

Natural Gas Pipelines — 36.2%
Energy Transfer Equity LP [1]	1,005,934	19,052,390
Energy Transfer Partners LP [1]	506,340	19,347,252
EQT Midstream Partners LP [1]	148,568	10,050,625
Tallgrass Energy GP LP [1]	313,075	6,875,127
Tallgrass Energy Partners LP [1]	178,727	7,694,197
TC Pipelines LP [1]	333,227	16,481,408
Total Natural Gas Pipelines		79,500,999

Description	Shares	Value
Petroleum Transportation — 47.1%
Buckeye Partners LP [1]	201,319	$13,627,283
Genesis Energy LP [1]	217,358	8,553,037
Magellan Midstream Partners LP [1]	361,395	22,598,029
NGL Energy Partners LP [1]	333,648	5,855,522
NuStar Energy LP [1]	15,396	616,148
NuStar GP Holdings LLC [1]	204,797	5,091,253
Plains All American Pipeline LP [1]	359,075	8,897,879
Plains GP Holdings LP, Class A [1]	243,606	2,986,610
Shell Midstream Partners LP	71,499	2,493,170
Sunoco Logistics Partners LP [1]	779,326	21,719,816
Tesoro Logistics LP [1]	177,042	8,843,248
TransMontaigne Partners LP [1]	95,446	2,296,431
Total Petroleum Transportation		103,578,426

Total Master Limited Partnership Shares
(identified cost $286,651,208)		238,889,004

Common Stocks — 6.4%
Diversified — 5.0%
Williams Cos., Inc. [1]	299,975	10,967,086

Gathering/Processing — 1.4%
Targa Resources Corp. [1]	80,454	3,161,842

Total Common Stocks
(identified cost $22,685,297)		14,128,928

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Short-Term Investment — 4.8%
Money Market — 4.8%
Fidelity Treasury Portfolio, Institutional Class, 0.010% [2]	10,505,936	$10,505,936

Total Short-Term Investment
(identified cost $10,505,936)		10,505,936

Total Investments — 119.9%
(identified cost $319,842,441)		263,523,868
Liabilities In Excess of Other Assets — (19.9)%		(43,714,530)
Net Assets — 100.0%		$219,809,338

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

As of November 30, 2015, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $131,666,154 as of November 30, 2015. See Note 9 of the Notes to Financial Statements for additional information.

2.	Variable rate security; coupon rate represents rate at November 30, 2015.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015

Assets:
Investments at value (cost $319,842,441) – see accompanying Statement of Investments:	$263,523,868
Deferred tax asset, net	17,513,073
Receivable for beneficial interest sold	1,587,807
Prepaid expenses	397,577
Receivable for investments sold	43,037
Dividends receivable	49
Total assets	283,065,411

Liabilities:
Payable on borrowing (See note 9)	62,000,000
Payable for beneficial interest redeemed	782,449
Payable to Manager	230,024
Payable for distribution and service plan fees	52,520
Transfer agent fees payable	40,438
Interest expense payable	11,708
Borrowing expense payable	18,359
Trustees' fees payable	5,613
Other liabilities	114,962
Total liabilities	63,256,073

Net Assets	$219,809,338

Composition of Net Assets
Par value of shares of beneficial interest	$27,658
Paid-in capital	302,935,245
Undistributed net investment loss, net of deferred taxes	(9,764,042)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(22,406,322)
Net unrealized depreciation on investments, net of deferred taxes	(50,983,201)
Net Assets	$219,809,338

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.95
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.44
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.73
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$8.06
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$8.04

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Assets:
Class A shares	$88,832,432
Class C shares	38,815,679
Class I shares	337,608
Class Y shares	91,823,619
Total Net Assets	$219,809,338

Shares Outstanding:
Class A shares	11,179,072
Class C shares	5,021,810
Class I shares	41,885
Class Y shares	11,415,563
Total Shares Outstanding	27,658,330

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

Investment Income
Distributions from Master Limited Partnerships	$22,583,675
Less return of capital on distributions from Master Limited Partnerships	(22,583,675)
Dividend income	1,104,280
Total investment income	1,104,280

Expenses
Management fees	3,981,140
Distribution and service plan fees
Class A	382,481
Class C	517,438
Transfer agent fees
Class A	336,583
Class C	113,836
Class I	66
Class Y	249,776
Borrowing fees	156,573
Legal, auditing, and other professional fees	138,703
Registration fees	130,565
Administrative fees	73,000
Custody fees	47,346
Tax expense	39,708
Trustees' fees	19,103
Other	31,563
Net expenses, before interest expense from payable on borrowing and deferred taxes	6,217,881
Interest expense from payable on borrowing	1,201,073
Net expenses, before deferred taxes	7,418,954

Net investment loss, before deferred taxes	(6,314,674)
Deferred tax benefit	2,121,945
Net investment loss, net of deferred taxes	(4,192,729)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments	(31,918,843)
Deferred tax benefit	7,799,490
Net realized losses, net of deferred taxes	(24,119,353)
Net Change in Unrealized Appreciation
Investments	(124,269,888)
Deferred tax benefit	30,409,405
Net change in unrealized appreciation, net of deferred taxes	(93,860,483)

Net realized and unrealized losses on investments, net of deferred taxes	(117,979,836)
Change in net assets resulting from operations	$(122,172,565)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(4,192,729)	$(4,322,987)
Net realized gains/(losses) on investments, net of deferred taxes	(24,119,353)	1,771,375
Net change in unrealized appreciation/(depreciation) on investments, net of deferred taxes	(93,860,483)	29,759,941
Change in net assets resulting from operations	(122,172,565)	27,208,329

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(8,653,829)	(8,285,117)
Class C shares	(3,185,111)	(2,001,525)
Class I shares	(13,896)	(2,885)
Class Y shares	(6,682,154)	(4,542,310)
Change in net assets resulting from distributions to shareholders	(18,534,990)	(14,831,837)

Beneficial Interest Transactions
Class A shares	(59,826,567)	98,701,447
Class C shares	5,727,926	40,122,697
Class I shares	273,969	153,052
Class Y shares	21,075,913	67,244,578
Change in net assets resulting from beneficial interest transactions	(32,748,759)	206,221,774
Change in net assets	(173,456,314)	218,598,266

Net Assets
Beginning of period	393,265,652	174,667,386
End of period	$219,809,338	$393,265,652

Undistributed net investment loss, net of deferred taxes	$(9,764,042)	$(5,571,313)

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2015

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(122,172,565)
Non cash items included in operations:
Deferred income taxes	(40,330,840)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(166,767,867)
Sales of long-term portfolio investments	302,166,193
Purchase of short-term portfolio investments, net	(10,505,936)
Distributions from Master Limited Partnerships	22,583,675
Increase in prepaid expenses	(351,638)
Decrease in cash collateral for borrowing	3,497,293
Increase in receivable for dividends	(4)
Decrease in payable to Manager	(186,576)
Decrease in payable for investments purchased	(364,671)
Increase in receivable for investments sold	(43,037)
Decrease in other liabilities	(1,634)
Decrease in payable for distribution and service fees payable	(41,374)
Decrease in transfer agent fees payable	(32,894)
Increase in trustees' fees payable	666
Decrease in interest expense payable	(111,795)
Increase in borrowing expense payable	17,849
Net realized loss on investments	31,918,843
Net change in accumulated unrealized depreciation on investments	124,269,888
Net cash provided by operating activities	143,543,576

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	203,423,027
Payment of shares redeemed, net of payable for beneficial interest redeemed	(253,916,379)
Distributions paid to shareholders, net of reinvestments	(1,088,280)
Proceeds from borrowings	16,300,000
Payments on borrowings	(104,303,005)
Bank overdraft, due to custodian	(3,958,939)
Net cash used in financing activities	(143,543,576)

Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid on interest of $1,312,868.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $17,446,710.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.95	$11.77	$9.93	$10.14
Income/(loss) from investment operations:
Net investment loss[2]	(0.15)	(0.21)	(0.17)	(0.14)
Return of capital[2]	0.50	0.55	0.54	0.46
Net realized and unrealized gains/(losses)	(4.69)	1.50	2.13	0.12
Total from investment operations	(4.34)	1.84	2.50	0.44
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$7.95	$12.95	$11.77	$9.93

Total Return, at Net Asset Value [3]	(34.68%)	15.77%	25.59%	4.56%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$88,832	$214,846	$108,563	$6,915
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.30%	2.40%	2.45%	9.02%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(6.42%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.30%[5]	2.52%[5]	2.40%[5]	2.60%[6]
Deferred tax expense/(benefit)[7,8]	(12.67%)	5.54%	8.38%	4.04%
Total expenses/(benefit)	(10.37%)	8.06%	10.78%	6.64%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.04%)	(2.35%)	(2.40%)	(9.02%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(6.42%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.04%)	(2.47%)	(2.35%)	(2.60%)
Deferred tax benefit[8,9]	0.67%	0.88%	0.87%	0.97%
Net investment loss	(1.37%)	(1.59%)	(1.48%)	(1.63%)

Portfolio turnover rate	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.86%, 1.99% and 2.00%, for the years ended November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.71	$11.64	$9.91	$9.45
Income/(loss) from investment operations:
Net investment loss[2]	(0.22)	(0.28)	(0.22)	(0.11)
Return of capital[2]	0.50	0.55	0.55	0.28
Net realized and unrealized gains/(losses)	(4.60)	1.46	2.06	0.62
Total from investment operations	(4.32)	1.73	2.39	0.79
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$7.73	$12.71	$11.64	$9.91

Total Return, at Net Asset Value [3]	(35.20%)	14.98%	24.50%	8.39%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$38,816	$57,070	$16,317	$604
Ratio of Expenses to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.05%	3.15%	3.20%	11.88%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(8.57%)
Net of (waivers) and before deferred tax expense/(benefit)	3.05%[5]	3.27%[5]	3.15%[5]	3.31%[6]
Deferred tax expense/(benefit)[7,8]	(12.67%)	5.54%	8.16%	4.16%
Total expenses/(benefit)	(9.62%)	8.81%	11.31%	7.47%

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.76%)	(2.94%)	(3.15%)	(11.88%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(8.57%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.76%)	(3.06%)	(3.10%)	(3.31%)
Deferred tax benefit[8,9]	0.67%	0.88%	1.14%	1.23%
Net investment loss	(2.09%)	(2.18%)	(1.96%)	(2.08%)

Portfolio turnover rate	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.61%, 2.74% and 2.75%, for the years ended November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.06)	0.02	(0.06)
Return of capital[3]	0.50	0.55	0.23
Net realized and unrealized gains/(losses)	(4.78)	1.34	0.26
Total from investment operations	(4.34)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$8.06	$13.06	$11.81

Total Return, at Net Asset Value [4]	(34.39%)	16.32%	3.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$338	$160	$10
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	1.86%	2.00%	2.38%
Expense (waivers)	—%	—%	(0.23%)
Net of (waivers) and before deferred tax expense/(benefit)	1.86%[6]	2.00%[6]	2.15%[6]
Deferred tax expense/(benefit)[7,8]	(12.67%)	5.54%	21.06%
Total expenses/(benefit)	(10.81%)	7.54%	23.21%

Ratio of Investment Income/(Loss) to Average Net Assets:[5]
Before (waivers) and deferred tax benefit/(expense)	(1.23%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.23%)	(0.74%)	(2.10%)
Deferred tax benefit[8,9]	0.67%	0.88%	0.77%
Net investment income/(loss)	(0.56%)	0.14%	(1.33%)

Portfolio turnover rate	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.42%, 1.47% and 1.75%, for the years ended November 30, 2015, November 28, 2014 and the period ended November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Period Ended November 30, 2012 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$13.07	$11.84	$9.96	$10.00
Income/(loss) from investment operations:
Net investment loss[3]	(0.10)	(0.14)	(0.15)	(0.12)
Return of capital[3]	0.50	0.55	0.54	0.48
Net realized and unrealized gains/(losses)	(4.77)	1.48	2.15	0.25
Total from investment operations	(4.37)	1.89	2.54	0.61
Distributions to shareholders:
Return of capital	(0.66)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$8.04	$13.07	$11.84	$9.96

Total Return, at Net Asset Value [4]	(34.59%)	16.11%	25.92%	6.33%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$91,824	$121,190	$49,776	$1,604
Ratio of Expenses to Average Net Assets:[5]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.05%	2.15%	2.20%	24.82%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(22.71%)
Net of (waivers) and before deferred tax expense/(benefit)	2.05%[6]	2.27%[6]	2.15%[6]	2.11%[7]
Deferred tax expense/(benefit)[8,9]	(12.67%)	5.54%	8.43%	(2.88%)
Total expenses/(benefit)	(10.62%)	7.81%	10.58%	(0.77%)

Ratio of Investment Loss to Average Net Assets:[4]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.56%)	(1.82%)	(2.15%)	(24.82%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(22.71%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.56%)	(1.94%)	(2.10%)	(2.11%)
Deferred tax benefit[9,10]	0.67%	0.88%	0.78%	0.79%
Net investment loss	(0.89%)	(1.06%)	(1.32%)	(1.32%)

Portfolio turnover rate	39%	21%	15%	69%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2012 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.61%, 1.74% and 1.75%, for the years ended November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

7.	Includes interest expense. Without interest expense the net expense ratio would be 1.75%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), and a wholly-owned subsidiary of Oppenheimer Funds, Inc. “OFI” or “Oppenheimer”.

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the year ended November 30, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2015:

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense/(benefit)	$—

Deferred tax expense/(benefit)
Federal	$(37,316,434)
State	(3,014,406)
Total deferred tax expense/(benefit)	$(40,330,840)

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(56,876,191)	35.00%
State income taxes net of federal benefit	(2,925,061)	1.80%
Effect of state tax rate change	(61,837)	0.04%
Effect of permanent & temporary differences	(562,384)	0.35%
Valuation allowance	20,094,633	(12.37%)
Total income tax expense/(benefit)	$(40,330,840)	24.82%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2015, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$19,997,134
Net unrealized losses on investment securities (tax basis)	10,826,819
Capital loss carryforward (tax basis)	4,423,641
Book to tax differences - Income recognized from MLPs	2,360,112
Total deferred tax asset	37,607,706

Valuation allowance	(20,094,633)
Total net deferred tax asset/(liability)	$17,513,073

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,168,061
11/30/2034	13,038,844
11/30/2035	39,102,949
Total	$54,340,039

At November 30, 2015, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$12,020,764
Total	$12,020,764

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$292,846,313
Gross Unrealized Appreciation	$30,843,406
Gross Unrealized Depreciation	(60,165,851)
Net Unrealized Appreciation (Depreciation) on Investments	$(29,322,445)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$238,889,004	$—	$—	$238,889,004
Common Stocks*	14,128,928	—	—	14,128,928
Short Term Investment	10,505,936	—	—	10,505,936
Total Assets	$263,523,868	$—	$—	$263,523,868

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class A
Sold	5,867,260	$64,328,097	13,779,392	$179,671,308
Dividends and/or distributions reinvested	744,701	7,981,348	606,675	7,838,937
Redeemed	(12,023,046)	(132,136,012)	(7,022,926)	(88,808,798)
Net Increase/(Decrease)	(5,411,085)	$(59,826,567)	7,363,141	$98,701,447

Class C
Sold	1,995,683	$21,153,732	3,319,100	$43,106,424
Dividends and/or distributions reinvested	271,579	2,782,564	133,973	1,710,001
Redeemed	(1,735,960)	(18,208,370)	(364,107)	(4,693,728)
Net Increase	531,302	$5,727,926	3,088,966	$40,122,697

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2015		Year Ended November 28, 2014*

	Shares	Amount	Shares	Amount
Class I
Sold	38,622	$376,489	11,929	$160,745
Dividends and/or distributions reinvested	1,277	13,327	175	2,316
Redeemed	(10,254)	(115,847)	(730)	(10,009)
Net Increase	29,645	$273,969	11,374	$153,052

Class Y
Sold	11,368,761	$117,991,973	6,048,300	$79,938,934
Dividends and/or distributions reinvested	625,256	6,669,471	348,449	4,535,179
Redeemed	(9,854,201)	(103,585,531)	(1,326,469)	(17,729,535)
Net Increase	2,139,816	$21,075,913	5,070,280	$66,744,578

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period. See Note 2 of the accompanying Notes.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2015, were as follows:

	Purchases	Sales
Investment securities	$166,767,867	$302,166,193

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the year ended November 30, 2015 was 1.25% of average annual net assets before any applicable waivers.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2015	$68,784	$4,018	$21,333

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board.

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Fees and Other Transactions with Affiliates (Continued)

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the year ended November 30, 2015, the Adviser did not waive any expenses and does not have any previously waived expenses eligible for recovery.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

9. Borrowing Agreement

Effective November 17, 2015, the Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due November 17, 2017, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the period ended November 30, 2015, the Fund paid $156,573 in borrowing fees. The payable on borrowing balance and interest at November 30, 2015 was $62,000,000 and 1.08%, respectively.

Prior to November 17, 2015, the Trust was a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). Each Fund was permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, was invested by the Fund under the direction of the Manager consistent

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Borrowing Agreement (Continued)

with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing was fully collateralized throughout the term of the borrowing with securities or other assets of the Fund.

Borrowings under the Citi Loan Agreement were charged interest at a calculated rate computed by Citi based on the three month LIBOR rate plus 0.80% per annum. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee.

Information related to the borrowings under the Loan Agreement and Citi Loan Agreement for the period ended November 30, 2015, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.08%	$110,392,328	365	$1,201,073	$150,003,005

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the Suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Plus Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Plus Fund as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2016

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund’s performance for the one-year period was equal to that of its performance category median and ranked in the third quintile for the one-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s MLP investments. The Board considered that within the total asset range of $250 million to $500 million, the Fund’s effective management fee was higher

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

than its peer group median and category median. The Board further considered that the Fund strategically employs leverage to attempt to enhance returns and to seek to offset the deferred tax expenses. The Board also considered management’s assertion that the Fund ranks poorly within its peer group as other funds in the group do not employ leverage; however, the Board noted that the Fund’s performance is competitive. The Board noted that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class Y shares. The fee limitation may not be amended or terminated for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	8/7/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	11/6/15	0.0%	0.0%	100.0%

46 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225.5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2012) Year of Birth: 1940

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of the OFI Global Asset Management Inc. (since July 2014), President of OFI Global Asset Management Inc. (since May 2013), a Director of OFI Global Asset Management Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of the Manager (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc.(October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).An officer of 93 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Vice President and Senior Portfolio Manager of the Manager (since January 2014); Vice President of the Manager (2012-January 2014). Prior to joining OFI Global Asset Management, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

52 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel of the Manager (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 93 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 93 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., the Manager, OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 93 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959

Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 93 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

54 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 55

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

56OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 57

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

**Visit Us**
oppenheimerfunds.com

**Call Us**
800 225 5677

**Follow Us**

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

**RA1393.001.1115 January 27, 2016**

Item 2.  Code of Ethics.

Amended and Restated Joint Code of Ethics of the Registrant and SteelPath Capital Management LLC, SteelPath Fund Advisors LLC, The SteelPath MLP Funds Trust: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of SteelPath MLP Funds Trust (Reg. No. 333-163614), (5/27/11), and incorporated herein by reference.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)	The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the years ending November 30, 2014, and November 30, 2015.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	FYE 11/30/2014	FYE 11/30/2015
Audit Fees	$104,000	$106,000
Audit-Related Fees	$0	$0
Tax Fees	$46,000	$46,000
All Other Fees	$0	$0

(e)(1)	During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

	FYE 11/30/2014	FYE 11/30/2015
Registrant	$46,000	$46,000
Registrant’s Investment Adviser	$0	$0

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11.  Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: 1/15/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: 1/15/16

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date: 1/15/16